NOTE AND WARRANT PURCHASE,
                 PAYING AND CONVERSION/EXERCISE AGENCY AGREEMENT










                                INTELLICALL, INC.
                            CARROLLTON, TEXAS, U.S.A.



                                USD 2'000'000.--
                 7% Convertible Notes of 1999 due June 11, 2004
                   and 200'000 Warrants expiring June 11, 2004






















                                  June 8, 1999

                                                                              1.


                                TABLE OF CONTENTS
                                -----------------


DEFINITIONS

I.                   SUBJECT                                                  3
II.                  ANNEXES                                                  4
III.                 SALES RESTRICTIONS                                       5
IV.                  COMMISSION AND EXPENSES                                  8
V.                   WARRANTIES                                               9
VI.                  PAYMENT TO THE COMPANY                                  12
VII.                 CONDITIONS TO THE OBLIGATIONS
                     OF BANCA DEL GOTTARDO                                   12
VIII.                INFORMATION MEMORANDUM                                  13
IX.                  PRINTING OF THE NOTES AND WARRANTS                      13
X.                   SERVICING OF THE NOTES                                  15
XI.                  CANCELLATION OF NOTES AND COUPONS OR WARRANTS           16
XII.                 COVENANTS                                               17
XIII.                RIGHT OF TERMINATION                                    18
XIV.                 COMMUNICATIONS                                          19
XV.                  APPLICABLE LAW AND JURISDICTION                         19
XVI.                 EFFECTIVENESS                                           20
XVII.                CURRENCY INDEMNITY                                      20
XVIII.               ENTIRE AGREEMENT                                        20
XIX.                 AMENDMENT, CANCELLATION AND WAIVER                      21

ANNEX A              TERMS OF THE NOTES                                      22
ANNEX B              DEFINITIVE NOTE (FACE)                                  38
ANNEX C              INTEREST COUPONS                                        40
ANNEX D              GLOBAL NOTE                                             41
ANNEX E              TERMS OF THE WARRANTS                                   43
ANNEX F              DEFINITIVE WARRANT (FACE)                               60
ANNEX G              GLOBAL WARRANT                                          62
ANNEX H              CONVERSION AGENCY AGREEMENT                             64
ANNEX I              WARRANT AGENCY AGREEMENT                                79
ANNEX J              DEPOSIT AGREEMENT                                       94
ANNEX K-1/K-2        CERTIFICATION OF NON U.S. BENEFICIAL OWNERSHIP         103
ANNEX L              CERTIFICATE OF NO MATERIAL ADVERSE CHANGE              105
ANNEX M              SPECIMEN SIGNATURE FORM                                106
ANNEX N              CERTIFICATE BY BANCA DEL GOTTARDO                      107

                                                                              2.


                           NOTE AND WARRANT PURCHASE,
                           --------------------------
                 PAYING AND CONVERSION/EXERCISE AGENCY AGREEMENT
                 -----------------------------------------------

                    entered into effective as of June 8, 1999

                                     between

INTELLICALL, INC.
being a corporation existing under the laws of the State of Delaware, whose head office is situated at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, U.S.A.,

(hereinafter called the "Company")
                                                                 on the one part
                                       and

BANCA DEL GOTTARDO
being a corporation duly organized with limited liability and existing under the laws of Switzerland, whose registered head office is situated at Viale Stefano Franscini 8, 6901 Lugano, Switzerland,
                                                               on the other part

Some Definitions
----------------

The Company's 7% Convertible Notes of 1999 due June 11, 2004, are referred to herein as the "Notes" and the Warrants of 1999 expiring June 11, 2004 as the "Warrants".

Until the Notes have been printed in definitive form pursuant to Article IX hereof, the expression "Notes" herein shall include entitlements under the Global Note, and the expressions "Noteholder(s)" and "Coupon- holder(s)", mutatis mutandis, shall mean and include persons and entities entitled to the benefits under the Global Note. Each Noteholder possesses a co-ownership in the Global Note in relation to the principal amount of Notes of which he is an owner. "Global Note" means a global note for the total principal amount of USD 2'000'000.-- issued in bearer form and representing 400 single Notes each in the amount of USD 5'000.-- and representing the aforementioned total principal amount. The Global Note will be destroyed by Banca del Gottardo when the Notes are printed.

Until the Warrants have been printed in definitive form pursuant to Article IX hereof, the expression "Warrants" herein shall include entitlements under the Global Warrant, and the expressions "Warrantholder(s)", mutatis mutandis, shall mean and include persons and entities entitled to the benefits under the Global Warrant. Each Warrantholder possesses a co-ownership in the Global Warrant in relation to the principal number of Warrants he is an owner of.

"Global Warrant" means a global warrant for the total number of 200'000 Warrants issued in bearer form. The Global Warrant will be destroyed by Banca del Gottardo when the Warrants are printed.

Global Note and Global Warrant are hereinafter sometimes collectively referred to as the "Global Certificates".

     I.  SUBJECT
         -------

         Subject to the terms and conditions hereof

                                                                              3.


         - the Company, pursuant to authorization by its Board of Directors, agrees to issue and sell to Banca del Gottardo USD 2'000'000.-- Notes at a price of 100% of their principal amount, and 200'000 Warrants in a ratio of one Note and 500 Warrants and

         -   Banca del Gottardo agrees not later than June 11, 1999

         (1) to purchase (i.e. underwrite) on a firm basis for USD 2'000'000. -- Notes at a price of 100% of their principal amount and 200'000 Warrants, and

         (2) to offer the Notes and Warrants in a placement exclusively to its clients and other financial institutions at a price of 100% of their principal amount,


                                    (i) Notes
                                    ---------

    with a total principal amount of         USD 2'000'000.--
                                             (United States Dollars two million)

    maturing on                              June 11, 2004

    bearing interest at the rate of          7% per annum, payable
                                             semi-annually in arrear each
                                             June 11 and December 11,
                                             commencing December 11, 1999
                                             until maturity

                                      and

                                 (ii) Warrants
                                 -------------

    in a total number of                     200'000 (two hundred thousand)

    expiring on                              June 11, 2004


    The aggregate amount for which Notes and Warrants are sold are hereinafter referred to as the "Proceeds".

         The net Proceeds of the Notes will be utilized by the Company as follows:

         A.   USD 1'000'000.-- to Retire existing debt.; and

         B. the remaining proceeds are at the Company's free disposal for the financing of acquisitions, working capital and general corporate purposes.

    Banca del Gottardo shall not have any responsibility for or be obliged to concern itself with the application of the net Proceeds of the Notes.

                                                                              4.


     II. ANNEXES
         -------

         The contents of each of the Annexes attached hereto, i.e.

         Annex A:          Terms of the Notes
         Annex B:          Form of Definitive Note (face)
         Annex C:          Form of Interest Coupons
         Annex D:          Form of Global Note
         Annex E:          Terms of the Warrants
         Annex F:          Form of Definitive Warrant (face)
         Annex G:          Form of Global Warrant
         Annex H:          Conversion Agency Agreement
         Annex I:          Warrant Agency Agreement
         Annex J:          Deposit Agreement
         Annex K:          Certification of Non U.S. Beneficial Ownership
         Annex L:          Form of Certificate of No Material Adverse Change
         Annex M:          Specimen signature form
         Annex N:          Certificate by Banca del Gottardo

         shall constitute an integral part of this Agreement.

III.     SALES RESTRICTIONS
         ------------------

         a) The Notes and Warrants to be issued pursuant to this Agreement have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or delivered, directly or indirectly, in the United States or to, or for the account of, any U.S. person except in transactions exempt from the registration requirements of the Securities Act. Banca del Gottardo certifies that it is not a United States person and is not acquiring the Notes or the Warrants for the account or benefit of any United States person. Banca del Gottardo recognizes that the Company will (i) implement reasonable procedures to prevent any transfer of the Notes or Warrants not made in accordance with the provisions of Regulation S under the Securities Act and (ii) refuse to register any transfer of the Notes and Warrants unless such transfer is made in accordance with the registration or exemption provisions of the Securities Act or in accordance with the requirements of Regulation S.

         b) As to the Company, the Notes and Warrants are intended to be obligations that are not required to be in registered form for purposes of United States federal tax laws and the principal (to the extent characterized as original issue discount) and interest payable on the Notes are intended to be "portfolio interest" under Sections 871(h) and 881(c) of the United States Internal Revenue Code of 1986 as amended (the "Code"). Accordingly, the Notes and the Warrants may not, as part of any part of the initial distribution, be offered for sale or resale, sold or delivered, directly or indirectly, to a person in the United States or to a United States person. Banca del Gottardo (i) agrees and represents that no Notes or Warrants will be offered, sold or delivered to or on behalf of a person within the United States or a United States person, (ii) represents and agrees that (a) it will not offer or sell, and, during the period beginning on the earlier of the first date that the Notes and Warrants are offered or the date on which the Notes are issued and ending on the date one year after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering (the "Distribution Compliance Period"), it will not offer or sell, Notes or Warrants

                                                                              5.


              to a person who is within the United States or to a United States person, (b) it has not delivered and will not deliver within the United States definitive Notes or coupons or definitive Warrants that are sold during the Distribution Compliance Period, (c) it has and throughout the Distribution Compliance Period will have in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Notes or Warrants are aware that such Notes or Warrants may not be offered or sold during the Distribution Compliance Period to a person who is within the United States or to a United States person and (d) it has not entered and will not enter into any contractual arrangement with respect to the distribution and delivery of the Notes and the Warrants, except with its affiliates or with the prior written consent of the Company, (iii) represents and agrees with respect to each affiliate that acquires from it Notes or Warrants for the purpose of offering or selling such Notes or Warrants during the Distribution Compliance Period, repeating and confirming the representations and agreements contained in clauses
              (ii) (a),  (b),  (c) and (d) on each such  affiliate's  behalf and
              (iv) represents and agrees that it will not sell or deliver Notes and Warrants to a holder which is (a) immediately after the sale or delivery, a "10- percent. shareholder" of the Company within the meaning of Section 871 (h) (3) of the Code, (b) a bank on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, (c) a controlled foreign corporation which is related to the Company under section 864 (d) (4) of the Code, or (d) within a foreign country which the United States Secretary of the Treasury has determined under section 871 (h) (6) of the Code that the exchange of information with the foreign country is inadequate to prevent evasion of United States tax by United States persons and (v) represents and agrees that it and its affiliates will send, during the Distribution Compliance Period, a confirmation or other notice to any party to whom it delivers Notes or Warrants that such party is subject to the same restrictions on offers and sales of the Notes or Warrants that apply to it. Banca del Gottardo will deliver to the Company the certificate in the form attached hereto as Annex N within ten business days of the commencement of the Distribution Compliance Period. For purposes of this Agreement, whether an offer, sale or delivery is made to a person within the United States or to a United States person will be determined under the rules set out in the Code, and United States Treasury Regulation
              Section 1.163-5(c)(2)(i)(D). Banca del Gottardo agrees that it will comply fully with the selling restrictions set out in this Sub-Section (b) and, in particular, Banca del Gottardo hereby covenants and agrees to the effect set out in clauses (ii) and
              (iii) of the second preceding sentence. Additionally, Banca del Gottardo agrees (i) that any offer or sale of the Notes or Warrants will only be made in accordance with the provisions of Regulation S adopted pursuant to the Securities Act, pursuant to an exemption from registration under the Securities Act, or pursuant to a registration statement declared effective under the Securities Act and (ii) to not engage in any hedging transactions with regard to the Notes or Warrants unless such hedging transactions are in compliance with the Securities Act.

         c) The Notes will be represented initially by a temporary Global Convertible Note (the "Global Note"), without interest coupons, and the Warrants will be represented initially by a temporary Global Certificate (the "Global Warrant"), the Global Note and Global Warrant to be deposited by the Company with Banca del Gottardo, on the Payment Date. The Global Note may be exchanged, as a whole or in part, for appropriate definitive Notes, in bearer form in the denominations of USD 5'000.-- with interest coupons (the "coupons") attached, and the Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form not earlier than one year after the later of the date on which the Notes and the Warrants are first offered or the Payment Date, before which time no Notes represented by the Global Note or Warrants represented by the Global Warrant or interest

                                                                              6.


              therein may be offered, sold or transferred into the United States or to a U.S. person. Such exchange shall be made upon certification, in the form attached hereto as Annex K-1, that the beneficial owners of the Notes or Warrants either (i) are not United States persons or U.S. persons or (ii) are financial institutions (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and have purchased such Notes or Warrants for resale during the Distribution Compliance Period and certify they have not acquired the Notes or the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. Any certificates provided by a clearing organization must be based on statements provided to it by its members. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before such Notes or interests therein may be transferred or as regards the Notes before interest payments or other payments will be made and a beneficial owner of Warrants must exchange its position of the Global Warrant for definitive Warrants before such Warrants will be exercised. Banca del Gottardo agrees (i) to furnish to the Company a properly completed certificate with respect to each Note and Warrant, in the form attached hereto as Annex K-1 and K-2 (and, in the case of clearing organizations, required statements of members of the clearing organization), on the earlier of the date of the first actual payment of interest on the Note or the date of delivery by the Company of the Note or Warrant in definitive form, and (ii) to issue definitive Notes and Warrants within a reasonable time after the end of the Distribution Compliance Period (for this purpose, a temporary global security is not a security in definitive form).

         d) In this Agreement, references to "dollars" and "USD" are to United States dollars, the term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source, "U.S. person" shall have the meaning set forth in Sections 230.901 through 904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

         e) The following legends will appear on the Global Note and all Notes and coupons issued pursuant to the Offer: (i) "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in sections 165(j) and 1287(a) of the Internal Revenue Code", and (ii) "This Note has not been and will not be registered under the United Stated Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or delivered, directly or indirectly, in the United States or to, or for the benefit of, any U.S. person (as such terms are defined in Regulation S under the Securities Act) unless this Note is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving this Note may not be conducted unless such hedging transactions are made in compliance with the Securities Act." The sections referred to in the legend provide that, with certain exceptions, a United States person will not be permitted to deduct any loss, and will not be eligible for capital gain treatment with respect to any gain, realized on a sale, exchange or redemption of such Notes or coupons.

         f) The following legends will appear on the Global Warrant and all Warrants issued pursuant to the Offer: "This Warrant has not been and will not be registered under the United Stated Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or

                                                                              7.


              delivered, directly or indirectly, in the United States or to, or for the benefit of, any U.S. person (as such terms are defined in Regulation S under the Securities Act) unless this Warrant is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving this Warrant may not be conducted unless such hedging transactions are made in compliance with the Securities Act."

         g) The Company represents, warrants and covenants that the Notes and the Warrants have not been and shall not be offered or sold except in accordance with Rule 903 promulgated under the Securities Act or in a transaction exempt from the registration requirements of the Securities Act. Each of the Company and Banca del Gottardo represents, warrants and covenants that (i) none of it, its affiliates or any person acting on its behalf has engaged or will engage in any directed selling efforts (as defined in Rule 902 promulgated under the Securities Act) in the United States and it has complied and will comply with the offering restrictions of Regulation S under the Securities Act in connection with the offer of the Notes and the Warrants, (ii) none of it, its affiliates or any person acting on its behalf has utilized or will utilize any form of general solicitation or general advertising (as such terms are used in Regulation D promulgated under the Securities Act) in connection with the offer of the Notes and the Warrants in the United States, (iii) none of it, its affiliates or any person acting on its behalf has made or will make an offer of the Notes in circumstances that would require the registration of the Notes or Warrants under the Securities Act and (iv) requests to purchase Notes and/or Warrants shall be accepted only from persons who are not within the United States.

         h) Banca del Gottardo has been advised by the Company and acknowledges and confirms that it is aware (a) that a violation or breach of any of the terms and conditions of Article III of this Agreement could directly cause the Company to become subject to damages and liabilities (including, but not limited to, excise taxes, a loss of the interest deduction and assumption of withholding taxes) under various United States securities and tax laws, and (b) that, as a consequence, Banca del Gottardo could be held liable for such damages and liabilities, in the event Banca del Gottardo violated or breached such terms and conditions.

IV.      COMMISSION AND EXPENSES
         -----------------------

         a) The Company will pay on June 11, 1999 Lugano time (the "Closing Date") to Banca del Gottardo

              (1) a managing and underwriting commission of 5% calculated on the principal amount of the Notes

              (2) USD 10'000.-- for out-of-pocket expenses incurred by Banca del Gottardo, which shall include all its Swiss legal fees and expenses.

              The payment by the Company of (1) and (2) above will be made by deduction from the payment by Banca del Gottardo to the Company of the Proceeds, resulting in the Net Proceeds as per Article VI.

         b)   The Company shall further bear when ascertainable and due

                                                                              8.



              - all present or future taxes, duties or other charges levied by or within the United States of America in connection with the execution and delivery of this Agreement, the Global Note and the Global Warrant (excluding tax on interest or principal on the Notes which is addressed in Annex A); and

              - the commissions and expenses for the servicing and the conversion of the Notes as per Article X and the exercise of the Warrants as set forth in the Warrant Agency Agreement;

         c) The Company will reimburse Banca del Gottardo on first demand for all reasonable bank charges, legal fees and other reasonable costs and expenses incurred or to be incurred by Banca del Gottardo in case of or in connection with reorganization, merger, restructuring or default, actual or threatened, of the Company as well as in connection with the convening of a Noteholders' meeting and the preservation and enforcement of any of the rights under this Agreement, the Global Warrant or the Warrants, the Global Note or the Notes.

         d)   Banca del Gottardo shall bear

              - all costs and expenses in connection with the initial offering and placement of the Notes and the Warrants incurred by it.

              Banca del Gottardo shall further bear

              - the cost for the printing and delivery to the holders of the definitive Notes or of the definitive Warrants incurred by Banca del Gottardo on behalf of the Company.

              - all costs incurred by it in connection with the offering, including the printing in Switzerland of the Information Memorandum relating to the Notes and the Warrants.

V.         WARRANTIES
           ----------

           A) The Company warrants to and for the benefit of Banca del Gottardo that:

                  1. Status: it is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware capable of suing and being sued and has the power and authority to own its assets and to conduct the business which it presently conducts;

                  2. Powers: it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement;

                  3. Authorization and Consents: except as to the registration requirements provided for herein, all actions, conditions and things required by the laws of the State of Delaware and the United States of America have been taken, fulfilled and done (including the obtaining of any necessary consents) in order

                       a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement; and

                                                                              9.


                       b) to ensure that those obligations are legally binding and enforceable in accordance with their terms subject to general equity principles, to applicable
                           bankruptcy,       insolvency,        conservatorship,
                           reorganization and other similar debtor relief laws, and to other laws establishing liens and priorities or otherwise relating to or affecting creditors-rights;

                  4. Non-Violation of Laws, etc: its entry into, and exercise of its rights and/or performance of or compliance with its obligations under this Agreement, the terms of the Global Note and the Notes and the terms of the Global Warrant and the Warrants do not and will not violate in any material way

                       a)  any law to which it is subject; or

                       b)  its Certificate of Incorporation; or

                       c) except for matters for which the Company has received a waiver, any agreement to which it is a party or which is binding on it or its assets, and does not and will not result in the existence of, or obligate it to increase, any security interest in those assets, except to the extent that such violations in the aggregate would not have a material adverse effect on the financial conditions of the Company;

                  5. Obligations Binding: its obligations under this Agreement, the Global Note and the Notes, the Global Warrant and the Warrants when duly executed are valid, binding and enforceable in accordance with their terms subject to general equity principles, to applicable bankruptcy, insolvency, conservatorship, reorganization and other similar debtor relief laws, and to other laws establishing liens and priorities or otherwise relating to or affecting creditors' rights;

                  6. Information Memorandum: the information pertaining to the Company and its subsidiaries which is contained in the Information Memorandum (defined in Article VIII) is accurate in all material respects and there are no other facts the omission of which makes any statement therein materially misleading;

                  7. Accounts: the audited and unaudited consolidated financial statements included as contained in the Information Memorandum present fairly the results and financial condition of the Company as a whole for the periods and as of the dates thereof, and are in accordance with generally accepted accounting principles in the United States of America;

                  8. No Material Adverse Change: save as disclosed in the Information Memorandum and the Company's filings with the Securities and Exchange Commission in the U.S., there has been no material adverse change in the consolidated financial condition of the Company since December 31, 1998;

                  9. Litigation: except as disclosed in the Information Memorandum, no litigation, arbitration or administrative proceedings or judgment or award is current or, so far as the Company is aware, threatened or pending

                       a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Agreement; or

                                                                             10.



                       b) which either individually or collectively are material in the context of the issue and sale of the Notes or the Warrants or the making and performance of this Agreement;

                  10. No Breach or Default: neither failure by the Company to comply with Article III nor any event described in Sections 8, 9 or 10 of the Terms of the Notes has occurred and is continuing. The Company is not in breach or in default under any agreement to an extent or in a manner which has had or could have a material adverse effect on the financial condition of the Company and its consolidated affiliates taken as a whole.

           (B) Since the commitment of Banca del Gottardo to purchase the Notes and the Warrants is made on the basis of the aforesaid representations and warranties, the Company hereby undertakes with Banca del Gottardo that it will hold Banca del Gottardo harmless against all losses, liabilities, costs, charges and expenses which it may incur as a noteholder as a result of or in relation to any material misrepresentation or any material breach of said representations and warranties by the Company, and as long as any of the Notes and the Warrants are outstanding Banca del Gottardo shall be given prompt notice by the Company of any claim, action or proceeding which might give rise to an obligation under this clause (B) of Article V. This indemnification by the Company shall be in addition to any other remedy available to Banca del Gottardo under applicable law.


VI.        PAYMENT TO THE COMPANY
           ----------------------

           On the Closing Date, Banca del Gottardo will pay to the Company the net proceeds (the "Net Proceeds") of the offering - after compensation with the commissions and expenses mentioned in Article IV against the Global Note and the Global Warrant being delivered to Banca del Gottardo pursuant to Article VII.

           Such net proceeds will be placed by Banca del Gottardo in US Dollars to the credit of the Company in a US Dollar denominated account designated by the Company.

           Such net proceeds will be at the free disposal of the Company subject to any Swiss National Bank regulations or other regulations that may be in force on the Closing Date.

VII.       CONDITIONS TO THE OBLIGATIONS OF BANCA DEL GOTTARDO
           ---------------------------------------------------

           Banca del Gottardo shall have received from the Company at the latest on June 9, 1999 the following documents:

           (1) a copy of the Certificate of Incorporation, together with all amendments thereto, of the Company certified by the Secretary or the Assistant Secretary of the Company and a copy of a Certificate of the Secretary of State of the State of Delaware as to the good standing of the Company, each dated as of a recent date;

           (2) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of the Company signed by a duly authorized officer of the Company, conferring the necessary authority upon the person(s) signing this Agreement, the Information

                                                                             11.


                  Memorandum, the Global Note, the Notes, the Global Warrant, the Warrants and any related documents; and a certificate of the Secretary, or Assistant Secretary of the Company as to the incumbency and signatures of the officer(s) of the Company signing the documents provided for in this clause (2) on behalf of the Company and the approval of this Agreement and the Information Memorandum;

           (3) Global Note (in the form of Annex D, without interest coupons and without reproduction of the Terms of the Notes) and the Global Warrant (in the form of Annex G) both duly issued and signed by an authorized officer of the Company to be held in escrow by Banca del Gottardo pending payment of the Net Proceeds pursuant to Article VI;

           (4) an executed copy of the Conversion Agency Agreement as set forth n Annex H hereto;

           (5) an executed copy of the Warrant Agency Agreement as set forth in Annex I hereto;

           (6) an executed copy of the Deposit Agreement as set forth in Annex J hereto;

           (7)    specimen signatures for the printing of the Notes;

           (8)    Certificate  of No  Material  Adverse  Change  dated as of the
                  Closing Date and signed by an authorized officer of the Company, substantially in the form of Annex L hereto;

           (9) a legal opinion of Kane, Russell, Coleman and Logan, external U.S. counsel to the Company on the laws of the United States of America, dated as of the Closing Date;

           (10) an opinion of the Company's Tax Counsel with respect to the status of the Notes in respect of United States taxes, dated as of the Closing Date;

           (11) a certificate of two officers of the Company approving the terms of the Notes and of the Warrants and the issue and sale thereof by the Company;

           (12) 2 copies of the Information Memorandum duly signed by an authorized officer of the Company; and

           (13) an executed copy of the Registration Rights Agreement dated June 11, 1999 by and among the Company and Banca del Gottardo in a form as agreed by Banca del Gottardo.

           Each of documents 5, 6, 7, 8, 9, 10 and 12 shall be substantially as agreed by the Company and Banca del Gottardo prior to the Closing Date.

VIII.      INFORMATION MEMORANDUM
           ----------------------

           The Company will supply Banca del Gottardo on behalf of the holders of the Notes in due time with information and documentation for the preparation by Banca del Gottardo of the Information Memorandum (the "Information Memorandum") relating to the Issue, in compliance with Swiss law.

           The Information Memorandum shall be reviewed by the Company and Banca del Gottardo.

                                                                             12.


    IX.    PRINTING OF THE NOTES AND WARRANTS
           ----------------------------------

           Banca del Gottardo shall provide for the printing of all, but not some only, of the Notes or of the Warrants, at its cost on behalf of the Company. A proof of the Notes and of the Warrants shall be approved by the Company, unless the Company is then in default, prior to the printing thereof.

           (1)    The Notes shall

                  -  be in the form of Annex B,

                  - have the Terms of the Notes (as per Annex A) reproduced in English on the reverse side,

                  -  be dated the Closing Date, and

                  - bear in facsimile the signature(s) of one or more duly authorized officer(s) of the Company

                  -  have Coupons attached, whereas

           (2)    the Coupons shall

                  -  be in the form of Annex C, and

           (3)    The Warrants shall

                  -  be in the form of Annex F

                  - have the Terms of the Warrants (as per Annex E) reproduced in English on the reverse side

                  -  to be dated the Closing Date, and

                  - bear in facsimile the signature(s) of one or more duly authorized officer(s) of the Company.

           (4) The Notes with Coupons attached shall be exchanged against the Global Note delivered to Banca del Gottardo pursuant to
                  Article VII of this Agreement.

           The Global Certificates so exchanged shall thereafter be cancelled and returned to the Company.

           The Company hereby irrevocably authorizes Banca del Gottardo to reproduce on the Notes, the coupons and the Warrants the signature of the President of the Company set forth in the specimen signature form of Annex M attached hereto, with the same binding effect upon the Company as if the Notes and the coupons or the Warrants had been issued and signed by the Company on the Closing Date.

                                                                             13.


           Notes and/or Coupons or Warrants which are mutilated, lost or destroyed may be replaced by Banca del Gottardo in accordance with the respective provisions of the Terms of the Notes and the Terms of the Warrants respectively.

X.         SERVICING OF THE NOTES
           ----------------------

           (1)    Transfer of funds

                  The Company will effect transfer of the funds in freely disposable United States Dollars required to make any payment of principal or interest on the Notes, including the commissions referred to in paragraph (2) hereafter, to Banca del Gottardo, Lugano, as Paying Agent, for value the respective due date provided that, if such due date does not fall on a Business Day, the Company shall be obliged to effect transfer of such payments for value the Business Day immediately preceding such due date. Any transfer risk shall be borne by the Company.

                  "Business Day" means a day on which commercial banks are open for domestic business and foreign exchange (including dealings in US Dollars) in Lugano and New York.

                  Banca del Gottardo will supply the Company, by facsimile or otherwise in writing received by the Company not less than five Business Days prior to each due date for any payment under the Notes, with any necessary information including reference numbers and the name of a contact person for the receipt of funds. Further information regarding the transfer may be obtained by Banca del Gottardo from the Company at the address set out in Article XIV below.

                  Banca del Gottardo shall credit the funds received to separate non-interest bearing accounts with Banca del Gottardo for each Coupon due date and/or redemption date. The receipt by Banca del Gottardo of the due and punctual payment of the funds in Lugano shall release the Company of its obligations under the Global Note or under the Notes for the interest and principal, to the extent of such payment.

                  Any funds held by Banca del Gottardo which will not be used as a consequence of Coupons and Notes not having been collected within the relevant period described by the Statute of Limitations, shall be held by Banca del Gottardo at the disposal of the Company. Banca del Gottardo shall promptly after the expiry of the relevant period inform the Company about the respective amount.

                  The risk of any exchange loss on the transfer of funds so held by Banca del Gottardo from Banca del Gottardo to the Company shall be borne by the Company, provided the transfer is made by order of, or with the consent of, the Company.

           (2)    Commissions and Expenses

                  The Company will pay to Banca del Gottardo for the servicing of the Notes a commission of

                  - 0.25% on the face  amount of Coupons to be paid and
                  - 0.125% on the principal amount of Notes redeemed.

                                                                             14.


           (3)    Modalities

                  Except  as  provided  in  paragraph  (1) of  Article  XI or in
                  Section 5 of the Terms of the Notes, any transfer by the Company as per (1) and (2) above, shall be made in US Dollars freely disposable, without any restrictions, and whatever the circumstances may be, irrespective of the nationality or domicile of the holder of Notes and/or Coupons, and without requiring any affidavit, or the fulfilment of any other formality.

           (4)    Paying Agency

                  The Company hereby appoints Banca del Gottardo as sole Paying Agent (the "Paying Agent") and Banca del Gottardo agrees to pay to the Noteholders all amounts to become due under the Notes.

                  The Company undertakes, in connection with the Issue, not to appoint any institutions as paying agent without the consent of Banca del Gottardo, which consent shall not be unreasonably withheld and not to pay to other banks any commission or remuneration for the payment of interest or principal on the Notes.

XI.        CANCELLATION OF NOTES AND COUPONS OR WARRANTS
           ---------------------------------------------

           The Company requests and authorizes Banca del Gottardo and Banca del Gottardo undertakes to cancel and destroy all Coupons paid and Notes redeemed, converted or replaced and Warrants exercised or replaced, after the period prescribed by law, and to certify to the Company in writing the serial numbers of Notes or Warrants, as the case may be, destroyed, the dates when such destruction took place and the names of the persons witnessing such destruction.

           Banca del Gottardo reserves the right to record cashed Coupons as well as redeemed, repaid, converted or replaced Notes and exercised or replaced Warrants on video tape or other data carriers and to store them in this way instead of keeping them physically during the period prescribed by law and to destroy them subsequently. This reproduction of Coupons and/or Notes or Warrants will remain in safekeeping at Banca del Gottardo during the statutory limitation.

XII.       COVENANTS
           ---------

           As long as any of the Notes or Warrants remain outstanding, the Company undertakes:

           (1)    To send to Banca del Gottardo

                  a)   Annual  Reports,  on Form 10-K,  as filed with the United
                       States Securities and Exchange Commission (the "SEC"), which report shall include or be accompanied by a copy of the report of the Company's independent auditor', and

                  b) such regular and periodic reports on Form 10-Q and Form 8-K (deemed material) as the Company files with the SEC.

                  Banca del Gottardo is authorized to hold these documents at the disposal of the Noteholders and/or holders of Coupons and/or Warrantholders for inspection.

                                                                             15.


           (2) To provide Banca del Gottardo forthwith upon becoming aware thereof with

                  - any change of its Certificate of Incorporation or By-laws of itself and of ILD Telecommunications, Inc. (if any), and without waiting for Banca del Gottardo to take any of the actions mentioned in Section 8, 9 or 10 of the Terms of the Notes, with

                  - a notice in writing of any event provided for in Section 8, 9 or 10 of the Terms of the Notes.

           (3) To hold meetings of the Board of Directors on a at least quarterly basis, i.e. at least one meeting each quarter.

           (4) To provide Banca del Gottardo with quarterly financial statements of the Company by no later than the 45th day of the month following the quarter covered by such statements. Such statements shall provide Banca del Gottardo with a summary of all of the Company's operation, in addition to a brief summary of how the Net Proceeds of this issue have been used by Company.

           (5) To keep appointed Mr. John J. McDonald, President and Chief Executive Officer of the Company, unless Banca del Gottardo agrees to his relieve from office.

           (6)    (a)  So  long  as  any  Notes  are  outstanding,  to  keep available authorized shares of Common Stock sufficient to permit all Notes or Warrants outstanding and unconverted or unexercised to be converted or exercised in accordance with the Provisions (Exhibit 1 to Annex H of the Agreement) and the terms of the Warrants respectively;

                  (b) to assure that all shares of Common Stock delivered upon conversion of Notes or exercise of Warrants will be validly issued, fully-paid and non-assessable;

                  (c) to file, on or before November 1, 1999, if required, a registration under the United States securities laws pursuant to the Registration Rights Agreement set forth in Art. VII, Section 13 hereof that may be required before the Shares can be delivered upon conversion of the Notes or exercise of Warrants and freely marketed in the United States.

           (7) To maintain the deposit on fifty percent of the shares of common stock owned by the Company in ILD Telecommunications, Inc. as provided in the deposit agreement entered into between the Company and Banca del Gottardo pursuant to Annex J.

XIII.      RIGHT OF TERMINATION
           --------------------

           Notwithstanding anything contained in this Agreement, Banca del Gottardo may by notice to the Company terminate this Agreement at any time before the time on the Closing Date when payment would otherwise be due under this Agreement to the Company in respect of the Notes and Warrants if:

           (1) in the reasonable opinion of Banca del Gottardo, circumstances shall be such as:

                  a) to prevent or to a material extent restrict payment for the Notes and the Warrants in the manner contemplated in this Agreement; or

                                                                             16.



                  b) to a material extent prevent or restrict settlement of transactions in the Notes or Warrants in the market or otherwise; or

           (2) in the reasonable opinion of Banca del Gottardo, there shall have been:

                  a) any change in national or international political, legal, tax or regulatory conditions;
                       or

                  b)   any calamity or emergency

           which has in the view of Banca del Gottardo caused a substantial deterioration in the price and/or value of the Notes or the Warrants.

           Any such termination of this Agreement shall be without liability on the part of Banca del Gottardo or on the part of the Company.

           Upon any such termination of this Agreement  pursuant to Article XIII
           (i), the parties hereto shall (except for the liability of the Company in relation to expenses as provided in Article IV (a) (2) hereof and except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

XIV.       COMMUNICATIONS
           --------------

           All communications among Banca del Gottardo and the Company regarding this Agreement shall be made in the English language, by telex or facsimile, followed by registered letter, and shall be transmitted

           by the Company to:               by Banca del Gottardo to:
           -----------------                ------------------------

           Banca del Gottardo               Intellicall, Inc.
           Viale Stefano Franscini 8        2155 Chenault, Suite 410
           6901 Lugano, Switzerland         Carrollton, Texas 75006-5023, U.S.A.

           Attn:      New Issue Department  Attn:       Chief Financial Officer
           Telex No.: 841 052
           Facsimile: 0114191 808 18 43     Facsimile:  972-416-9454

XV.        APPLICABLE LAW AND JURISDICTION
           -------------------------------

           The Terms of this Agreement shall be governed by Swiss law, save and except that paragraph 8 of the terms of the Notes shall be governed by the laws of the State of New York.

           Any dispute which might arise between Banca del Gottardo on the one hand and the Company on the other hand regarding this Agreement shall fall within the jurisdiction of the ordinary Courts of Justice of the Canton of Ticino, the place of jurisdiction being Lugano, with the right of appeal to the Swiss Federal Court of Justice in Lausanne where the law permits.

                                                                             17.


           Solely for purposes of the preceding paragraph and for the purpose of execution of a judgment in Switzerland, the Company elects legal and special domicile at Banca del Gottardo's office in Lugano, and Banca del Gottardo shall send to the Company as soon as possible any documents received by it in this connection.

           Banca del Gottardo shall also be at liberty to enforce its rights and to take legal action before the competent courts of the United States of America, in which case Swiss law shall be applicable with respect to the construction and interpretation of this Agreement.

XVI.       EFFECTIVENESS
           -------------

           The effectiveness of this Agreement is subject to:

           (a) the receipt by Banca del Gottardo of all documents as requested in Article VII of this Agreement, in a form acceptable to Banca del Gottardo,

           (b)    no exercise of the Right of Termination as per Article XIII.

XVII.      CURRENCY INDEMNITY
           ------------------

           If any sum due from the Company in favour of the Paying Agent has to be converted from United States Dollars (the "first currency") into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against the Company, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the Company shall indemnify and hold harmless Banca del Gottardo from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which Banca del Gottardo may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to them in the second currency in satisfaction in whole or in part of any such order, judgment, claim or proof.

           This indemnity shall constitute a separate and independent obligation from the other obligations contained herein, shall give rise to a separate and independent cause of action and shall apply, irrespective of any waiver granted by Banca del Gottardo from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any such judgment or order. Any such loss or damage aforesaid shall be deemed to constitute a loss suffered by Banca del Gottardo and no further proof or evidence of any actual loss shall be required by the Company.

XVIII.     ENTIRE AGREEMENT
           ----------------

           This Agreement together with the Annexes hereto and other agreements and documents delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof.

                                                                             18.


XIX.       AMENDMENT, CANCELLATION AND WAIVER
           ----------------------------------

           This Agreement and the Annexes hereto may be amended, modified, superseded or cancelled, and any of the terms hereof or thereof may be waived, only by a written instrument executed by the Company and Banca del Gottardo hereto or thereto, as the case may be, or, in the case of a waiver, by the party or parties waiving compliance. The failure of any party at any time or times to require performance of any provision hereof or of any Annex hereto shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement or in any Annex hereto, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement or of the Annexes hereto.

THUS DONE AND SIGNED in 2 originals, of which one is for the Company,

in Carrollton/Lugano effective as of June 8, 1999

INTELLICALL, INC.

By:   _____________________________

BANCA DEL GOTTARDO

By:   _____________________________

                                                                             19.


                                                                         ANNEX A
                                                                         -------

                 TERMS OF THE "CONVERTIBLE NOTES" OF THE COMPANY
                 -----------------------------------------------

(1)    Form and Denomination
       ---------------------

       The Notes are issuable in bearer form in the denominations of USD 5'000.-- nominal amount each, with interest coupons (the "Coupons") attached. The Notes will be represented initially by a temporary Global Note (the "Global Note"), without interest coupons, to be deposited by the Company with Banca del Gottardo on the Payment Date. The Global Note may be exchanged, as a whole or in part, for appropriate definitive Notes, in bearer form in denominations of USD 5'000.-- with the Coupons attached, not earlier than one year after the later of the date on which the Notes are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Notes either
       (i) are not United States persons or U.S. persons or (ii) are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Notes for purposes of resale directly or indirectly to a United States person or U.S. person within the United States during the Distribution Compliance Period and that certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before such Notes or interests therein may be transferred or interest payments or other payments in respect of the Notes will be made.

       For purposes hereof, (i) the term "Distribution Compliance Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date one year after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction,
       (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and
       (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

(2)    Interest
       --------

       The Notes bear interest from the Payment Date at the rate of 7% per annum, payable semi-annually in arrear on June 11 and December 11 of each year until maturity (the "Coupon Due Dates") whereby the first payment shall be made on December 11, 1999 in respect of the period from June 11, 1999 to December 11, 1999. Such interest is payable in United States Dollars. Each Note will cease to bear interest on the date on which they become due for redemption or repayment unless payment of principal and/or premium (if any) is improperly withheld or refused or default is otherwise made in respect of such payment. In such event, interest will continue to accrue (as well after as before any judgment) up to but exluding the date on which payment in full of the principal of such Note is made or (if earlier) the date on which, payment in full of the principal thereof having been received by Banca del Gottardo, notice to that effect shall have been given to the holders of the Notes. Interest is computed on the basis of a 360-day year of twelve 30-day months.

                                                                             20.


(3)    Repayment
       ---------

       The Company undertakes to repay the principal amount of the Notes, unless previously redeemed, without any previous notice on June 11, 2004.

(4)    Optional Redemption and Conversion
       ----------------------------------

       (a) The Company reserves the right to call all, but not part, of the outstanding Notes for redemption on November 1, 1999, or thereafter up to the close of business on June 10, 2004, at a price of 110% of the principal amount thereof, together with interest accrued to the date of such redemption provided that the average of the daily closing sales prices of a Share for a period of 30 consecutive trading days, the last day of which trading days is not more than 10 days prior to the day upon which the Company sends a notice to Banca del Gottardo of its intention to redeem the Notes under this sub-section (a), is at least 200% of the Conversion Price in effect on such last day (taking into account any retroactive adjustment not then reflected in the Conversion Price). The closing sales price for any day shall be the average of the closing prices on the New York Stock Exchange and if not listed any longer thereon, the average of the closing bid and asked prices on the National Association of Securities Dealers Automated Quotation (NASDAQ). All outstanding Notes will become due 60 days after receipt of the aforesaid notice of early redemption by Banca del Gottardo.

             As long as the Shares are listed on a stock exchange or exchanges in the United States of America, reference in this sub-section (a) to the sales price for any day shall be deemed to refer to the closing price (regular way) of a Share as reported by the principal stock exchange on which the Shares are listed for such day. If no such sales price is reported for one or more trading days, such day or days shall not be deemed as trading day or days and shall be disregarded in the calculation of the said 30 trading day period.

       (b) The Company reserves the right to call any Note or Notes and each Noteholder will have the right to require the Company to redeem any Note or Notes during the following periods at the following prices of the principal amount thereof, together with interest accrued to the due date of redemption:

             from June 11, 1999 until June 11, 2000 at 105% from June 12, 2000 until June 11, 2001 at 110% from June 12, 2001 until June 11, 2002 at 115% from June 12, 2002 until June 11, 2003 at 120% from June 12, 2003 until June 11, 2004 at 125%

             whenever the Company sells some or all of the Series A Preferred Stock and/or shares of common stock issued by ILD Telecommunication, Inc. subject to the deposit pledge agreement as set forth in a separate deposit agreement entered into between Banca del Gottardo and the Company on June 8, 1999 set forth in
             Section 8 hereof.

             This right will have to be exercised by giving notice and surrendering the Note(s), so to be redeemed to Banca del Gottardo, Lugano, at any time on or after the date when Banca del Gottardo has released some or all of the shares from the pledge as set forth in Section 8 hereof accompanied by an irrevocable request for redemption. Notes called for redemption will become due on the tenth day after such request has been received by Banca del Gottardo. Notes called for redemption shall cease to bear interest from the date fixed for such redemption,

                                                                             21.


             unless the Company shall default in providing for the payment of the redemption price. The Notes must be presented for repayment with all unmatured Coupons attached. An amount equal to any missing unmatured Coupon shall be deducted from the amount due on redemption. Such Coupons shall, however, be paid upon subsequent presentation provided they shall not have become barred pursuant to
             Section 11 hereof.

(5)    Payments
       --------

       Payments with respect to the Notes and Coupons shall be made in dollars of the United States of America against presentation and surrender of such Notes or Coupons in the manner specified below. Such payments shall be made without cost to the Noteholders, without any limitations and under all circumstances notwithstanding any transfer restrictions, regardless of any bilateral or multilateral payment or clearing agreement in existence between the United States of America and the Swiss Confederation, irrespective of the nationality, residence or domicile of any of the Note- holders and without requiring any affidavit or the fulfillment of any formalities. The funds required for the payment of principal and interest shall be made available to Banca del Gottardo in Switzerland as Paying Agent by the Company prior to each Coupon Due Date. The receipt of the funds by Banca del Gottardo in Switzerland shall release the Company from its obligations in respect of the payments due on the respective dates for principal and interest.

       Banca del Gottardo will arrange for payment of such funds as and when due to the holders of Notes and Coupons. Notes and coupons may be presented for payment at the principal amount printed on the Notes and the amount of interest printed on the Coupons only at the offices in Switzerland of Banca del Gottardo. No payment on the Notes or Coupons will be made by transfer to an account in, or by mailing to an address in, the United States.

(6)    Tax Status
       ----------

       All payments of principal and interest on the Notes and Coupons by the Company shall be made without deduction for or on account of any present or future tax, assessment or other governmental charge ("Taxes") imposed upon such payment by the United States of America or any political subdivision or taxing authority thereof or therein (the "United States"). If the Company shall at any time be required by law to withhold any such Taxes, the Company will pay as additional amounts to Banca del Gottardo for the account of the holders of Notes and Coupons, such amounts as may be necessary so that every net payment on each Note or Coupon, after withholding for or on account of any such Taxes (including any backup withholding tax or similar charge that may be required in order for such payment to be made without any certification or disclosure of the nationality, residence or identity of the beneficial owner of such Note or Coupon) will not be less than the amount provided in such Note or Coupon to be then due or payable; provided, however, that the Company will not be required to pay such additional amounts for or on account of any such Taxes that are imposed (i) otherwise than by withholding from a payment on a Note or Coupon, (ii) upon a holder of a Note or Coupon who is subject to taxation by the United States for any reason other than such holder's ownership or receipt of payments in respect of such Note or Coupon, or (iii) on interest or principal received by a holder of a Note or Coupon which is (a) a "10-per cent. shareholder" of the Company within the meaning of section 871(h) (3) (B)(a) of the Code, (b) a bank or an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, (c) a controlled foreign corporation which is related to the Company under section 864(d)(4) of the Code, (d) other than a nonresident individual or a foreign corporation (as determined under United States tax principles) with respect to the United States, or (e) a holder whose Note or Coupon is presented for retirement or redemption, or payment is otherwise made,

                                                                             22.


       other than outside the United States as provided in United States Treasury Regulations. Any reference in this Note to the payment of principal or interest shall be deemed to include payment of the additional amounts payable pursuant to the provisions of this paragraph.

       If, as the result of any change in, enactment of, or amendment to any laws or regulations of the United States or any political subdivision or taxing authorities thereof affecting taxation, or any change in the official application of such laws or regulations, or any change in, execution of or amendment to any treaty or treaties affecting taxation to which the United States is a party, it is determined by the Company that it would be required at any time to pay additional amounts pursuant to the preceding paragraph, the Company is entitled to redeem the Notes, as a whole but not in part, on giving not more than 60 days' but not less than 30 days' prior notice to Banca del Gottardo, on or after December 11, 1999 at par.

       Notice of redemption shall be given by the Company in writing to Banca del Gottardo and such notice so given shall constitute good and sufficient notice and shall be binding upon all holders of the Notes, regardless of who they may be or where they may be located.

       Banca del Gottardo shall as soon as practicable notify the Noteholders of such redemption in accordance with Section 12 hereof.

       The Company has been advised by Banca del Gottardo that pursuant to the Swiss federal laws at present in force, interest payments on the Notes are not subject to Swiss withholding tax.

(7)    Authorizations
       --------------

       The Company has confirmed to Banca del Gottardo that no authorizations or approvals are required under the laws of the United States for performance of its obligations hereunder, except for the registration requirements provided for herein.

(8)    Status of the Notes and Collateral
       ----------------------------------

       The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of this Note ("Holder"), by his or its acceptance hereof, likewise covenants and agrees, that the indebtedness evidenced by this Note (and any renewals, refinancings, modifications or extensions thereof), including the principal of and interest thereon and any interest payable on such interest and all fees, costs and expenses (including attorneys' fees and collection costs) payable in connection with this Note, and all requirements of the Company contained in this Note shall be unsubordinated obligations of the Company and shall rank pari passu among themselves and with all other unsecured and unsubordinated obligations of the Company with the exception of obligations in respect of national and local taxes and with certain other statutory exceptions.

       So long as any of the Notes remains outstanding (but not beyond the date on which payment of the final amounts being due for principal plus premium (if any) has been made by the Company to Banca del Gottardo), the Company will not at any time secure any present or future indebtedness of the Company or any guarantee by the Company by creating any pledge, mortgage or other charge on any of its present or future assets or revenues for the benefit of the holders thereof, unless the benefit of the security is at the same time extended rateably to the Notes or unless there is provided for the holders of the Notes (the "Noteholders") such other security or guarantee as Banca del Gottardo shall, in its reasonable opinion, deem to be not materially less favourable than such security. The prohibition set forth in the prior sentence shall not relate to any security arrangements

                                                                             23.


       in existence as of the first date that the Notes are offered.

       So long as any of the Notes remains outstanding (but not beyond the date on which payment of the final amounts being due for principal plus premium (if any) has been made by the Company to Banca del Gottardo), the Company covenants that it will keep free and clear of any charge, lien, encumbrance or any other similar rights in favour of any third party other than the third Amended and Restated Shareholders Agreement dated April 3, 1998 (the "Shareholders Agreement") to which the ILD-Shares are subject, Series A Preferred Stock which is convertible into 35'000 shares of common stock of USD 0.01 par value each (the "ILD-Shares") of ILD Telecommunications, Inc., being a corporation existing under the laws of the State of Delaware whose head office is situated at 16200 Addison Road, Suite 100, Addison, Texas 75001, U.S.A., which ILD-Shares represent initially 50% of the Company's holding in ILD Telecommunications, Inc.

       The Company has further covenanted that this undertaking extends also to all ILD-Shares received following any split thereof or any spin-off of assets thereunder received by the Company.

 (9)   Conversion
       ----------

       Exhibit 1 to Annex H attached to the Agreement dated June 8, 1999 and entered into between the Company and Banca del Gottardo, which is available for inspection at the Head Office in Lugano of Banca del Gottardo, as Conversion Agent for the Notes, contains full provisions relevant to conversion of the Notes into freely transferable Shares of Common Stock which are duly registered under the 1933 Securities Act. The following is a summary of such provisions:

       The conversion price will be fixed on June 11, 1999 whereby such conversion price shall be the equivalent of 90% of the average of the closing prices of the shares of Common Stock during the period from May 28 to June 11, 1999, but shall in any event not be higher than USD 2.50 (Such price hereinafter called the "Conversion Price").

       The holder of 10 Notes or more will be entitled at any time on and after November 1, 1999 [i.e. to be 135 days after the Filing Date as defined in the Registration Rights Agreement] up to the close of business on June 11, 2004, subject to prior redemption, to convert the Notes, at the principal amount thereof, into freely transferable and non-restricted (such transferability and non-restriction being subject to the effectiveness of a registration statement under the U.S. securities laws covering such common stock, if required,) shares of Common Stock of the Company, at the Conversion Price, subject to adjustment as described below. No payment or adjustment will be made on conversion of any Note for interest accrued thereon or dividends on any Common Stock issued, except that accrued interest will be paid on the conversion of any Note which has been called for redemption prior to the conversion date. The Company is not required to issue fractional shares of Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the market price of the Common Stock on the last trading day prior to the date of conversion. In the case of Notes called for redemption, conversion rights will expire at the close of business on the fifth business day prior to the redemption date. Notes may be presented for conversion only to an office of Banca del Gottardo outside the United States and Banca del Gottardo will deliver Common Stock or other consideration received upon conversion only to an account or address outside the United States.

                                                                             24.


       The Conversion Price is subject to adjustment in the following events occurring after June 11, 1999:


       - the issuance of stock of the Company as a dividend or distribution on the Common Stock;

       - subdivisions of outstanding shares of the Common Stock into a greater number of shares;

       - combinations of outstanding shares of Common Stock into a smaller number of shares;

       - reclassification of the Common Stock into other shares of the Company's capital stock;

       - issuance to all holders of Common Stock of certain rights or warrants entitling them to subscribe for Common Stock at a price per share less than the current market price but not for shares issuable under the Company's stock option and stock purchase plans; and

       - the distribution to all holders of Common Stock of debt securities or assets of the Company or rights or warrants to purchase assets or debt securities of the Company (excluding cash dividends or distributions from retained earnings).

       No adjustment in the Conversion Price will be made unless such adjustment would require an increase or decrease of at least USD 0.05 in the Conversion Price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for rights to purchase Common Stock pursuant to a Company dividend or interest reinvestment plan. The Company may at any time reduce the Conversion Price by any amount, provided that the Conversion Price is not less than the par value of a share of Common Stock. If the Company consolidates or merges into or transfers or leases all or substantially all of its assets to any person, or is a party to a merger that reclassifies or changes its outstanding Common Stock, the Notes will become convertible into the kind and amount of securities, cash or other assets which the Holders would have owned immediately after the transaction if the holders had converted the Notes immediately before the effective date of the transaction.

(10)   Events of Default
       -----------------

       Subject to the provisions of Section 15, Banca del Gottardo as regards all Notes or Holders having 10% or more of the aggregate principal amount of all Notes outstanding shall have the right to declare by notice to the Company the Notes held by such Holder, plus accrued interest, to be due and payable if any of the following events of default shall occur:

       (a) default in the payment of principal, or, for a period of 15 days, in the payment of interest on any Note; or

       (b) default in the performance or observance in any material respect of any covenant or agreement of the Company in the Notes if such default continues for a period of 30 days after notice thereof has been given to the Company; or

       (c) a default shall occur under any evidence of indebtedness for money borrowed by the Company or under any instrument under which there may be issued or by which there may be secured or guaranteed any indebtedness for money borrowed by the Company, which default involves the failure to pay when due (after any applicable grace period and subject to

                                                                             25.


              any extension or postponement of such maturity), or results in the acceleration of, indebtedness in an amount in excess of USD 500'000.-- without such indebtedness having been discharged or such default or acceleration having been waived, rescinded or annulled, within a period of 30 days after notice thereof shall have been given to the Company; or

       (d) the entry of a decree or order in respect of the Company in an involuntary case under any bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, trustee or other similar official of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 45 consecutive days; or

       (e) the Company shall commence a voluntary case under any bankruptcy, insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, trustee or other similar official, of the Company or for any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or if it shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

       (f) if the Company shall merge or consolidate, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) the Company is the surviving corporation, or (ii) the surviving or transferee corporation expressly assumes all obligations of the Company under the Notes by supplemental agreement, confirmed by an opinion of U.S. counsel reasonably satisfactory to Banca del Gottardo and the Company, or (iii) the Company or the surviving or transferee corporation irrevocably deposits in trust with Banca del Gottardo, money or U.S. government obligations sufficient to pay principal and interest on the Notes to maturity.

       Upon the occurrence of an event of default, the Company shall promptly give notice thereof to Banca del Gottardo which shall publish such notice of default in accordance with Section 12 hereof. Banca del Gottardo shall in relation to any event of default have no other obligation than the publication of such event of default.

       The principal amount of all Notes declared to be due and payable plus accrued interest thereon shall become due and payable 15 days after notice to the Company by Banca del Gottardo or by each Holder of such event of default; provided, however, that such declaration shall be rescinded if, within 15 days of such notice, such event of default shall have been remedied by payment, in the case of a payment default, or in a manner reasonably satisfactory to Banca del Gottardo.

       In the event that a Resolution or Extraordinary Resolution is passed at a meeting of Holders held pursuant to Section 15, any actions taken pursuant to this Section 10 by a Holder shall be subject to any previously taken action pursuant to such Section 15.

(11)   Prescription
       ------------

       In accordance with the Swiss Statute of Limitations the coupons will become barred five years and the Notes ten years after their respective due dates.

                                                                             26.


(12)   Notices and Publications
       ------------------------

       All notices to the Holders shall be deemed to have been duly given if published in the Feuille Officielle Suisse du Commerce and in a daily newspaper in Zurich and Lugano. All notices to the Company by any Holder shall be deemed to have been duly given if sent by cable, fax or telex to the principal office of the Company.

(13)   Listing of the Notes
       --------------------

       No application will be made for the admission and quotation of the Notes on any stock exchange.

(14)   Replacement of Notes or Coupons / Printing of the Notes
       -------------------------------------------------------

       If any Note or coupon is defaced, mutilated, destroyed, stolen or lost, it may be renewed or replaced at the head office of Banca del Gottardo in Lugano, Switzerland on payment of such costs as may be incurred in connection therewith and on presentation of such evidence and indemnity as Banca del Gottardo may require. Defaced or mutilated Notes or coupons must be surrendered before replacements may be issued.

       Banca del Gottardo shall keep the Global Note in the amount of USD 2'000'000.-- representing the whole issue of the Notes as custodian for all the Noteholders. No physical delivery of the Notes and Coupons shall be made by Banca del Gottardo unless and until the Notes and Coupons shall have been printed. Whether any Notes and Coupons shall be printed shall be determined in the sole discretion of Banca del Gottardo, unless any Noteholder or the Company has requested Banca del Gottardo following any Event of Default to print the Notes and Coupons. If any Event of Default has happened Banca del Gottardo shall arrange for the printing of the Notes and Coupons and arrange for delivery of the Notes and Coupons to the Noteholders.

(15)   Noteholders' Meeting
       --------------------

       a) A meeting of the Holders (hereinafter called a "Meeting") may be convened by the Company or shall be convened by the Company if so requested by Notes representing not less than 25% of the aggregate principal amount of all Notes outstanding under the Terms of the Notes after (i) the event of default shall have occurred and be continuing to consider a waiver of an event of default or any modification or amendment of the provisions of the terms of the Notes, or (ii) a substitution of Banca del Gottardo.

              The cost and expenses of a Meeting shall be borne by the Company.

       b) Notice of the Meeting specifying the place, day and hour of the Meeting shall be given at least 20 days prior to the proposed date thereof (exclusive of the day on which the notice is given and the day on which the Meeting is to be held) in accordance with Section 12 hereof. Such notice shall state generally the nature of the business to be transacted at the Meeting thereby convened but (except for an Extraordinary Resolution (as defined below)) it shall not be necessary to specify in such notice the terms of any resolution to be proposed.

                                                                             27.


       c) The Meeting shall be held in Lugano and shall be chaired by a representative of the Company or if such representative of the Company shall not be present within 30 minutes after the time appointed for the holding of the Meeting, the Noteholders present shall choose one of their members to be chairman. The Meeting shall be conducted in the English language exclusively.

       d) Resolutions shall only be passed if a quorum of two or more persons holding 25% or more of the aggregate principal amount of all Notes outstanding are present. The quorum at any Meeting for passing an Extraordinary Resolution shall be two or more persons holding two-thirds or more of the aggregate principal amount of all Notes outstanding. Resolutions shall be passed if approved by the absolute majority of votes cast save that an Extraordinary Resolution shall be passed only if approved by three-fourths or more of votes cast. Any resolution passed at a Meeting duly convened and held in accordance with the terms of the Notes shall be binding upon all the Holders, whether present or not present at such Meeting and whether or not voting, and upon all the holders of coupons.

       e) If within 30 minutes after the time appointed for any such Meeting a quorum is not present, the Meeting shall, if convened upon the request of Holders, be dissolved. In any other case, it shall stand adjourned for such period being not less than 14 days nor more than 28 days, and at such place as may be appointed by the Company. At such adjourned Meeting, two or more persons present holding 10% or more of the aggregate principal amount of all Notes outstanding shall form a quorum, provided that if the business of such adjourned Meeting includes consideration of a proposed Extraordinary Resolution, the quorum shall be two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding.

       f) If within 30 minutes after the time appointed for any such adjourned Meeting the respective quorum is not present the Meeting shall stand further adjourned for such period being not less than 14 days nor more than 28 days, and at such place as may be appointed by the Company and at such further adjourned Meeting two or more persons present holding any Notes out-standing (whatever the principal amount of the Notes so held by them) shall form a quorum, provided that if the business of such further adjourned Meeting includes consideration of a proposed Extraordinary Resolution, the quorum shall be two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding.

       g) Notice of any adjourned Meeting or further adjourned Meeting shall be given in the same manner as notice of an original Meeting and such notice shall state, in the case of an adjourned Meeting, that two or more persons present holding 10% (or in the case of a Meeting the business of which includes consideration of a proposed Extraordinary Resolution, one-third) or more of the aggregate principal amount of all Notes for the time being outstanding will form a quorum, or, in the case of a further adjourned Meeting, that two or more persons present holding any Notes outstanding (or in the case of a Meeting the business of which includes the consideration of a proposed Extraordinary Resolution, two or more persons present holding one-third or more of the aggregate principal amount of all Notes for the time being outstanding), shall form a quorum.

       h) The voting rights of the Holders shall be determined according to the principal amount of Notes held, each Note with a principal amount of USD 5'000.-- giving the right to one vote. Holders of the coupons shall not have any voting rights. Notes held by or on behalf of the

                                                                             28.


              Company shall have no voting rights and shall be disregarded for the purpose of this Section 15, save that the Company shall be entitled to vote in respect of Notes held by it for the benefit of and at the direction of an independent third party. In the case of an equality of votes the chairman shall have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Holder.

       i) Any director or officer of the Company and its lawyers and any other person authorized on its behalf by it may attend and speak at any Meeting.

       j) The Meeting shall have the following powers exercisable by Extraordinary Resolution with the consent of the Company:

              (i) extension of the date fixed for final maturity of the Notes;

              (ii) reduction or cancellation of the principal payable on the Notes;

              (iii) reduction or cancellation of the rate or amount payable, or extension of the date of payment, in respect of any coupons;

              (iv) alteration of the majority required to pass an Extraordinary Resolution; and

              (v)    waiver of any Event of Default.

       k) Any reference in these Terms of the Notes to an "Extraordinary Resolution" shall be construed as references to resolutions of the Holders passed in accordance with the foregoing provisions of this
              Section 15 with respect to any of the matters stated in sub-section j) above.

(16)   Applicable Law and Jurisdiction
       -------------------------------

       The terms, conditions and form of the Notes and coupons (the English language version of which shall govern) shall be governed by and construed in accordance with Swiss law.

       Any action or proceedings against the Company relating to the Notes may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, or, if such courts fail to grant jurisdiction in the ordinary courts of the Canton of Basle-City, venue being in Basle, and the Company hereby irrevocably submits to the jurisdiction of such courts in respect of any such action or proceeding, with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose, the Company hereby elects legal and special domicile at the office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. The Company covenants that so long as any Notes are outstanding it will maintain an agent for service of process in Switzerland. The aforementioned jurisdiction shall also be valid for the cancellation and replacement of lost, stolen, defaced, mutilated or destroyed Notes and coupons. Payment effected to a holder of Notes who has been identified as the legitimate holder of a Note or coupon by a final judgment of a Swiss court shall release the Company from its payment obligations under such Note or coupon.

       Any Noteholder shall also have the right to bring any legal action or proceeding against the Company in respect of a Note or coupon and all covenants contained therein in any state or federal court in the United States of America which may have jurisdiction.

                                                                             29.


                                                                         ANNEX B
                                                                         -------

                           (Form of Convertible Note)

No. ________________

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS NOTE MAY NOT BE CONDUCTED UNLESS SUCH HEDGING TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE SECURITIES ACT.

                                INTELLICALL, INC.
                                -----------------

                     (Incorporated in the State of Delaware)

                                  USD 5'000.--

                           7% Notes due June 11, 2004

                          Convertible into freely transferable and
                                 non-restricted shares of
                               Common Stock of the Company

INTELLICALL, INC. (the "Company"), for value received, hereby certifies that it owes to the bearer, payable upon presentation and surrender hereof, the principal amount of 5'000.-- US Dollars (USD five thousand) on June 11, 2004 or on such earlier date as such principal amount may become due in accordance with the Terms of the Notes appearing on the reverse hereof, and interest from June 11, 1999 on said principal amount at the rate of 7% (seven percent) per annum, payable in cash, semi-annually in arrear on June 11 and December 11 of each year and at maturity, beginning on June 11, 1999 for the period from June 11, 1999 to December 11, 1999, until payment of said principal amount has been made or duly provided for, but only, in the case of interest due on or before maturity, upon presentation and surrender of the interest coupons attached hereto as they shall severally become due, all in accordance with the Terms of the Notes.

This Note is one of a duly authorized issue of 7% Notes due June 11, 2004 of the Company in the aggregate principal amount of 2'000'000.-- US Dollars (the "Notes") issued pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement, dated as of June 8, 1999 (the "Agreement"), between the Company of the first part and Banca del Gottardo of the second part. The Notes are issued subject to and with the benefit of the Agreement.

                                                                             30.


IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal as of June 11, 1999.


Swiss Securities no.:      813'346

                                             INTELLICALL, INC.


                                             By:  _____________________________

                                                                             31.


                                                                         ANNEX C
                                                                         -------
                                (Form of Coupon)

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS NOTE MAY NOT BE CONDUCTED UNLESS SUCH HEDGING TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE SECURITIES ACT.

                                                                 Coupon No. 1-10

INTELLICALL, INC.
Carrollton, TX, U.S.A.

US Dollars 5'000.--

7% Notes due June 11, 2004

Note of US Dollars 5'000.-- (five thousand)

Semi-annual interest due on December 11 and June 11, 1999/2004 payable in cash
on the terms set forth in the Terms of the Notes:       US Dollars 175.--
                                             INTELLICALL, INC.

                                             By:  _____________________________

                                (Reverse Coupon)
                    This coupon is payable at the head office in
                           Lugano of Banca del Gottardo.

                                                                             32.


                                                                         ANNEX D
                                                                         -------
(to be typed on security paper)

                                   GLOBAL NOTE
                                   -----------

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS  NOTE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE  UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS NOTE MAY NOT BE CONDUCTED UNLESS SUCH HEDGING TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE SECURITIES ACT.

                                INTELLICALL, INC.

                                USD 2'000'000.--

                           7% Notes due June 11, 2004

                        Convertible into freely transferable and
                   non-restricted shares of Common Stock of the Company

This Global Note without interest coupons is a Global Note in respect of a duly authorized issue of 7% Notes due June 11, 2004 (the "Notes") of Intellicall, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Delaware, in the principal amount of two million US Dollars and issued pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement (the "Agreement") dated as of June 8, 1999 between the Company of the first part and Banca del Gottardo of the second part.

Subject to the provisions of the Agreement, Intellicall, Inc., for value received, hereby promises to pay to the holder of this Global Note, payable upon presentation and surrender hereof, the amount of US Dollar 2'000'000.-- (USD two million) and interest thereon at 7% per annum, in accordance with the Terms of the Notes set forth in Annex A of the Agreement.

In accordance with Section 1 of the Terms, this Global Note may be exchanged, as a whole or in part, for definitive Notes, in bearer form in the denominations of USD 5'000.--, with interest coupons attached, not earlier than one year after the later of the date on which the Notes are first offered or the Payment Date, before which time no Notes represented by this Global Note or interest herein may be transferred into the United States or to a U.S. person. Such exchange shall be made upon certification, in the form set forth in Annex K of the Agreement and appended to this Global Note, that the beneficial owners of the Notes are not United States persons or U.S. persons or are financial institutions (as defined in the United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that have purchased such Notes for resale during the Distribution Compliance Period and that certify that they have

                                                                             33.


not acquired the Notes for purposes of resale directly or indirectly to a United States Person or a U.S. person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Note for definitive Notes before interest payments or other payments in respect of the Notes will be made.

The Terms of the Notes set forth in Annex A of the Agreement are hereby incorporated by reference herein mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company and the holder hereof as if fully set forth herein. Except as otherwise provided herein, the Company shall make all payments hereunder as and when provided in the Terms of the Notes and shall be bound by all its covenants set forth therein.

This Global Note shall be governed by and construed in accordance with the laws of Switzerland.

IN WITNESS WHEREOF, the Company has caused this Global Note to be duly executed under its corporate seal as of June 11, 1999.
Dated: June 11, 1999
Swiss Security no.: 813'346
                                             INTELLICALL, INC.

                                             By:  _____________________________

This Global Note shall not become valid for any purpose until this Global Note has been authenticated by any two officers of Banca del Gottardo.

By:   _____________________________          By:  _____________________________
      Authorized Officer                          Authorized Officer

                                                                             34.


                                                                         ANNEX E
                                                                         -------

                     TERMS OF THE "WARRANTS" OF THE COMPANY
                     --------------------------------------

1.     General
       -------

       The Warrants are issuable in bearer form and have the benefit of and are subject to the provisions for the exercise thereof contained in the Warrant Agency Agreement to be dated as of June 8, 1999 between the Company and Banca del Gottardo (the "Warrant Agent" or the "Standing Agent" as the case may be) which will be available for inspection at the office in Lugano of the Warrant Agent or its successor as Warrant Agent. The holders of the Warrants (the "Holders") are deemed to have knowledge of the provisions of such Agreement, all of which will be binding on them, provided, however, that the rights of such Holders hereunder shall be governed by the terms hereof.

       The Standing Agent or the Warrant Agent may resign in its duties and be discharged from all further duties as Agent or Warrant Agent in accordance with the terms of the Warrant Agency Agreement. In such event a successor Standing Agent or Warrant Agent, which will have the same duties as its predecessor and will agree to be bound by the terms of the Warrant Agency Agreement, will be appointed by the Company, or if the Company shall fail to appoint such successor Standing Agent or Warrant Agent, by a court of competent jurisdiction.

       The Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form, not earlier than one year after the later of the date on which the Warrants are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Warrants are not United States persons or U.S. persons or are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that the beneficial owners have not purchased such Warrants for resale during the Distribution Compliance Period and that the beneficial owners certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Warrants must exchange its share of the Global Warrant for definitive Warrants before such Warrants may be transferred or shares may be delivered upon exercise of the Warrants in respect of the Warrants will be made.

       For purposes hereof, (i) the term "Distribution Compliance Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date one year after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction,
       (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and
       (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

2.     Duration
       --------

       The right to subscribe for and purchase shares of Warrant Stock represented by the Warrants shall commence subject to Section 8 hereof on November 1, 1999 and shall expire June 11, 2004 at 5:00

                                                                             35.


       P.M. US Eastern Time, provided, however, that if, on such expiration date, the Company is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to this Warrant, entitled to be included, or if the Company is in default of any obligations created by this Warrant, said right to subscribe for and purchase shares of Warrant Stock shall expire at 5:00 P.M., US Eastern Time, on the 30th day following the date on which such registration shall have become effective (but in no event longer than 180 days beyond the date this Warrant otherwise would have expired) or on the 30th day following the date all of such defaults have been cured, as the case may be.

3.     Warrant Price; Method of Exercise; Payment; Issuance of New Warrant;
       --------------------------------------------------------------------
       Transfer and Exchange
       ---------------------

       The exercise price will be fixed on June 11, 1999 whereby such exercise price shall be the equivalent of 90% of the average of the closing prices of Common Stock during the period from May 28 to June 11, 1999, but shall in any event not be higher than USD 2.50 (such price hereinafter called the "Warrant Price").

       The purchase right represented by this Warrant may be exercised at any time and from time to time prior to expiration subject to Section 8 hereof.

       In order to exercise the Warrants and receive certificates for Shares legally issuable on such exercise, the Holder shall deposit 2'000
       Warrants or more with the Warrant Agent at its office in Lugano and accompanied by a written notice (which notice must contain a certification of non-U.S. beneficial ownership) signed by or on behalf of the Holder to the effect that such Holder elects to exercise the Warrants and payment of the Warrant Price (the "Warrant Consideration Amount"). As a further condition precedent to the exercise of the Warrants, the Holder must pay all stamp, issue, registration or other taxes and duties arising upon exercise in Switzerland or payable in any jurisdiction upon the issue or delivery of Shares, if any, to the exercising Holder or to the order of a person other than the exercising Holder.

       The date on which these conditions precedent to exercise as stated above have been verified and recognized by the Warrant Agent as being fulfilled is hereafter called the "Deposit Date". The Common Stock Warrant shall be treated as exercised at the close of business in New York on the Exercise Date. The "Exercise Date" for the Warrant means the business days in New York immediately following the Deposit Date. The "Exercise Date" for the Common Stock Warrant shall not be later than the Termination Date.

       The Company shall not be obligated to issue any fraction of a Share upon the exercise of any Warrant or make any payment for a fraction of a Share. If more than one Warrant shall be exercised at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of shares issuable upon the exercise of all the Warrants exercised by such Holder. Any Shares issued upon the exercise of the Common Stock Warrants shall be delivered in accordance with the instructions of the Holder.

       In the event of any exercise of the rights represented by this Warrant certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise.

                                                                             36.


       Neither this Warrant nor any Warrant Stock has been registered under the Securities Act. Accordingly, neither this Warrant nor any Warrant Stock is transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Hedging transactions involving this Warrant may not be conducted unless such hedging transactions are made in compliance with the Securities Act.

4.     Stock Fully Paid; Reservation of Shares
       ---------------------------------------

       The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. If the Warrant Price is at any time less than the par value of the Warrant Stock or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Stock, the conversion of the Warrant Stock from par value to no par value, or otherwise) as will permit the exercise of this Warrant without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), and the issuance of the Warrant Stock, which Warrant Stock, upon such issuance, will be fully paid and non-assessable.

       The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking if all such actions as may be necessary or appropriate to protect the rights of the Holders hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

5.     Adjustment of Purchase Price and Number of Shares
       -------------------------------------------------

       The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

       a)     Recapitalization, Reorganization, Reclassification, Consolidation,
              ------------------------------------------------------------------
              Merger or Sale
              --------------

              In case of any recapitalization or reorganization of the Company or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change

                                                                             37.


              in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change - other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination - of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Company as an entirety or substantially as an entirety in connection with a liquidation or dissolution of the Company, the Company or such successor or purchasing corporation therefor, shall issue a new Warrant, providing that the Holder(s) of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a Holder of one share of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subsection (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, changes, consolidations, mergers, sales and transfers.

       b)     Subdivision or Combination of Shares
              ------------------------------------

              If the Company, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision of, if the Company shall take a record of Holders of its Common for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination, or, if the Company shall take a record of Holders of its Common for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common outstanding as a result of such combination.

       c)     Certain Dividends and Distributions
              -----------------------------------

              If the Company, at any time while this Warrant is outstanding, shall:

              (i)   Stock Dividends
                    ---------------

                    Pay a dividend in, or make any other distribution of, shares of any class or classes of Common, the Warrant Price shall be adjusted, as at the date the Company shall take a record of the holders of such class or classes of Common, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately prior

                                                                             38.


                    to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividends); or

             (ii)   Liquidating Dividends, etc.
                    ---------------------------

                    Make a distribution of its Property to the holders of its Common as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise and payment of the Warrant Price, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such Property as would have been payable to such Holder as owner of that number of shares of Warrant Stock of the receivable by exercise of this Warrant, had such Holder been the holder of record of such Warrant Stock on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

       d)     Issuance of Additional Shares of Common
              ---------------------------------------

              If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common (otherwise than as provided  in the  foregoing  subsections  (a)  through (c) of this
              Section 5), at a price per share less than the Warrant Price then in effect or less than (i) the Current Market Price then in effect is such issue is pursuant to a public offering, or (ii) ninety-five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of USD 3'500'000.-- in the aggregate, or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price by a fraction:

              (A) If issued for a consideration per share less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety-five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of USD 3'500'000.-- in the aggregate, or for no consideration:

                     1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety-five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of USD 3'500'000.-- in the aggregate, and

                     2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

              (B) If issued for a consideration per share of Common less than the Warrant Price or for no consideration:

                                                                             39.



                     1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Warrant Price, and

                     2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

                     If such Additional Shares of Common shall be issued at a price per share less than both the Warrant Price and the Current Market Price, the Warrant Price shall be adjusted in the manner provided in clauses (i) or (ii) of this subsection (d) which will result in the greater reduction in the amount of the Warrant Price.

                     The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 5. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 5 or (2) no adjustment was required pursuant to subsection (e) of this Section 5.

       e)     Issuance of Common Stock Equivalents
              ------------------------------------

              In case the Company shall at any time while this Warrant is outstanding, issue any Common Stock Equivalent and the price per share of Common for which Additional Shares of Common may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect on the date of issuance of such Common Stock Equivalent or less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of USD 3'500'000.-- in the aggregate, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common may be issuable thereafter is amended (other than as a result of the operation of anti-dilution provisions of or relating to Common Stock Equivalents outstanding as of the date hereof pursuant to events or circumstances which would also result in an adjustment in the Warrant Price), and such price as so amended shall be less than the Warrant Price or the Current Market Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 5 on the basis that (1) the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any

                                                                             40.


              warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

       f)     Other Provisions Applicable to Adjustments Under this Section A
              ---------------------------------------------------------------

              The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in this
              Section 5:

              (i)   Computation of Consideration
                    ----------------------------

                    The consideration received by the Company shall be deemed to be the following: (a) to the extent that any Additional Shares of Common or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Company therefor, or, (b) if such Additional Shares of Common or Common Stock Equivalents are offered by the Company for subscription, the subscription price, or, (c) if such Additional Shares of Common or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Company for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; (d) to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common, the Company shall be deemed to have received for such Additional Shares of Common or Common Stock Equivalents a consideration equal to the mount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant through Banca del Gottardo of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Holders of Warrants exercisable for at least a majority of Warrant Stock then unissued shall notify the Board in writing of their objection to such determination, a determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the Borough of Manhattan, City of New York, State of New York.

                                                                             41.


              (ii)  Readjustment of Warrant Price
                    -----------------------------

                    Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 5 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in clause (i) of this subsection (f)) shall be deemed to have been received by the Company.

              (iii) Treasury Shares
                    ---------------

                    The number of shares of Common at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any of its Subsidiaries.

       g)     Other Action Affecting Common
              -----------------------------

              In case after the date hereof the Company shall take any action affecting its common, other than an action described in any of the foregoing subsections (a) through (f) of this Section 5, inclusive, and the failure to make any adjustment would not failure protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 5, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

       h)     Adjustment of Number of Shares
              ------------------------------

              Upon each adjustment in the Warrant Price pursuant to any provision of this Section 5, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Company shall be in default under any provision contained in the last sentence of Section 5 of this Warrant so that shares issued at the Warrant price adjusted in accordance with this Section 5 would not be validly issued, the adjustment of number of shares provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under
              Section 5 of this Warrant.

                                                                             42.


       i) Notwithstanding anything in this Section 5 to the contrary, neither the number of shares of Warrant Stock purchasable hereunder nor the Warrant Price shall be adjusted with respect to any Common Stock Equivalents issued and outstanding as of the date of the issuance of this Warrant, or the issuance of any Securities upon exercise or conversion of any such Common
              Stock Equivalent, including, without limitation, any Securities issued from time to time pursuant to (i) the exercise of options outstanding as of the date of issuance of the Warrant and held by present or former directors, officers or employees of the Company, (ii) the exercise of the Warrant dated December 29, 1995 ("Ferraro 1995") issued to Jack Ferraro, (iii) the exercise of the Warrant dated November 11, 1996 ("Ferraro 1996") issued to Jack Ferraro, (iv) the exercise of the Warrant dated January 20, 1999 ("Paytel Warrant") issued to Paytel Canada, Ltd.,
              (v) the exercise of the Warrants, dated December 29, 1995 ("Gottardo 1995") issued to Banca del Gottardo, (vi) the exercise of Warrants, dated November 11, 1996 ("Gottardo 1996") issued to Banca del Gottardo, (vii) the effect of any antidilution provisions contained in the Ferraro 1995, the Ferraro 1996 and the Paytel Warrant, the Gottardo 1995 and Gottardo 1996 Warrants and (viii) the issuance of up to 150'000 stock options per calendar year pursuant to the Company's stock option or stock purchase plan.

6.     Notice of Adjustments
       ---------------------

       Whenever the Warrant Price or number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 5 hereof, the Company shall deliver to Banca del Gottardo for certification to the Holder(s) of the Warrant a certificate (the "Adjustment Certificate") setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder(s) of this Warrant promptly after each adjustment; provided, however, that in the event that any Holder disagrees with the calculations, amounts or other information with respect to the adjustments set forth in the Adjustment Certificate, such Holder shall within 10 Business Days after receipt of such Adjustment Certificate request that the Company cause the independent accounting firm then regularly engaged by it to audit its financial statements to propose and execute and promptly deliver to the Holder(s) a certificate with respect to each of the items set forth in the Adjustment Certificate. Such determination as to adjustments of the accounting firm shall be final and binding in the absence of manifest error.

7.     Fractional Shares
       -----------------

       No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Company shall cause the payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price then in effect.

8.     Definitions
       -----------

       For the purposes of this Warrant, the following terms have the following meanings:

                                                                             43.


       "Additional Shares of Common" shall mean all shares of Common issued by the Corporation after the date hereof except Warrant Stock.

       "Board" shall mean the Board of Directors of the Corporation.

       "Business Day" shall mean any day except a Saturday, a Sunday or a legal holiday in New York City.

       "Closing Date" shall mean the date of the closing of the sale and delivery of the Notes.

       "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

       "Common" shall mean the Common Stock and any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

       "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

       "Company" shall mean Intellicall, Inc., a Delaware corporation, and its successors and assigns.

       "Convertible Securities" shall mean evidences of Indebtedness, shares of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

       "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of Warrants execrable for a majority of the shares of Warrant Stock usable under then outstanding Warrants. If at any time such Common is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Company and the Holder of this Warrant within fifteen days immediately following the date on which the Current Market Price is to be determined. If no

                                                                             44.


       agreement as to Current Market Price is determined as stated herein, (i) the Holder of this Warrant shall select an independent appraiser who shall determine the fair market value per share of the Common which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then (ii) the Company and Banca del Gottardo shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

       "Governmental Body" shall mean any federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

       "Holders" shall mean the Persons who shall from time to time own of record any Warrant. The term "Holder" shall mean one of the Holders.

       "Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of the Warrants, and (iii) the ability of the Corporation to fulfill its obligations under the Warrants.

       "Note Purchase Agreement" shall mean the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement, dated as of June 8, 1999, by and between the Company and Banca del Gottardo as such Agreement may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

       "Notes" shall mean collectively the Convertible Notes (each as defined in the Note Purchase Agreement).

       "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

       "Property" with respect to any Person, shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

       "Registrable Securities" shall mean (a) any Warrant Stock or other Securities issued or issuable upon exercise of any Warrants, and (b) any Securities issued or issuable with respect to any such Warrant Stock or other Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any

                                                                             45.


       particular Registrable Securities, once issued such shares or securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities act or any similar state law then in force, (iv) they shall have cased to be outstanding or (v) the Company agrees to remove the legend restricting transferability in accordance with applicable law on the certificates evidencing such Securities.

       "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 7, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities  or blue  sky  laws,  all  word  processing,  duplicating  and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one firm of attorneys retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Corporation in the ordinary course of its business or which the Company would have incurred in any event.

       "Securities" shall mean any debt or equity securities of the Company whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security.
       "Security" shall mean one of the Securities.

       "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

       "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in the capital stock of a corporation of any class.

       "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding Voting Stock is at the time directly or indirectly owned or controlled by such Person or by one or more of any entities directly or indirectly owned or controlled by such Person.

       "Trading Day" shall mean any day on which equity securities are traded on any national securities exchange or on NASDAQ.

       "Voting Stock", as applied to the Stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members

                                                                             46.


       of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

       "Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result from the adjustments specified in Section 5 hereof.

       "Warrant Stock" shall mean the Common Stock issuable upon exercise of any Warrant or Warrants.

       "Warrants" shall mean the Warrants issued and sold pursuant to the Note Purchase Agreement, including, without limitation, this Warrant.

9.     Amendment and Waiver; Assignees
       -------------------------------

       Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and Banca del Gottardo; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 9 without the consent of the Holders of all Warrants then outstanding.

10.    Loss or Mutilation
       ------------------

       Upon receipt by the Warrant Agent of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Warrant Agent shall execute and deliver in lieu thereof a new Warrant entitling the Holder to acquire without further consideration the same number of Shares upon the same terms as the Warrant so lost, stolen or destroyed or so surrendered and canceled. Any such substitute Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant shall be at any time enforceable by anyone. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

11.    Notices and Publications
       ------------------------

       All notices to the Holders shall be deemed to have been duly given if published in the Feuille Officielle Suisse du Commerce and in a daily newspaper in Lugano and Zurich.

12.    Governing Law
       -------------

       The terms, conditions and form of the Warrants and the Warrant Agency Agreement shall be governed by and construed in accordance with Swiss law. The issuance of the Common Stock upon exercise of the Warrants shall be governed by and construed in accordance with the laws of the State of Delaware.

       Any action or proceedings against the Company relating to the Warrants may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, or if such courts fail to grant jurisdiction in the ordinary courts of the Canton of Basle-City, venue being in the city of Basle, and the Company hereby irrevocably submits to the jurisdiction of such courts

                                                                             47.


       in respect of any such action or proceeding in either case, with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose, the Company hereby elects legal and special domicile at the principal office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. The Company covenants that so long as any Warrants are outstanding it will maintain an agent for service of process in Switzerland. The aforementioned jurisdiction shall also be valid for the cancellation and replacement of lost, stolen, defaced, mutilated or destroyed Warrants. Issuance of Common Stock to a Holder who has been identified as the legitimate Holder by a final judgment of a Swiss Court shall release the Company from its obligations under such Warrants.

13.    Delivery and Printing of the Warrants
       -------------------------------------

       Banca del Gottardo shall keep the Global Warrant representing the whole issue of the Warrants as custodian for the Noteholders instead of the definitive Warrant(s). No physical delivery of the Warrants shall be made by Banca del Gottardo until the Warrants shall have been printed. Whether the Warrants shall be printed shall be determined in the sole discretion of Banca del Gottardo, unless the Company is breach of the Terms of the Warrants and any Warrantholder or the Company has requested Banca del Gottardo to print the Warrants. In such case, Banca del Gottardo shall arrange for the printing of the Warrants and arrange for delivery of the Warrants to the Warrantholders.

                                                                             48.


                                                                         ANNEX F
                                                                         -------

                                 FORM OF WARRANT
                                 ---------------
                                     (FACE)

THIS WARRANT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATED SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS WARRANT IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS WARRANT MAY NOT BE CONDUCTED UNLESS SUCH HEDGING TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE SECURITIES ACT.


                                     WARRANT

No.             Warrant to Purchase __________ Shares of Common Stock
                (subject to adjustment)

                                INTELLICALL, INC.

              Incorporated Under the Laws of the State of Delaware

This Warrant entitles the holder hereof (the "Holder") to subscribe for and purchase, during the period specified in this Warrant, one share (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value USD 0.01 per share ("Common Stock") of INTELLICALL, INC., a Delaware corporation (the "Company"), at an initial exercise price per share as determined pursuant to Section 3 of the terms of the Warrants, subject, however, to the provisions and upon the terms and conditions hereinafter set forth (such exercise price, as form time to time adjusted in accordance with the terms hereof, being hereinafter called the "Warrant Price"). 2'000 Warrants or more are required for any exercise.

Reference is hereby made to the further provisions of this Warrant set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, INTELLICALL, INC. has caused this Warrant to be signed in its name by the facsimile signature of its Chief Executive Officer and President or one of its Vice Presidents.

Dated: June 11, 1999

Swiss Securities no.:      813'352

                                             INTELLICALL, INC.


                                             By:  _____________________________
                                                  John J. McDonald
                                                  Chief Executive Officer
                                                  and President

                                                                             49.


                                                                         ANNEX G
                                                                         -------
(to be typed on security paper)

THIS WARRANT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATED SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, ANY U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS WARRANT IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS WARRANT MAY NOT BE CONDUCTED UNLESS SUCH HEDGING TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE SECURITIES ACT.

                                 GLOBAL WARRANT
                                 --------------

                                INTELLICALL, INC.

              Incorporated Under the Laws of the State of Delaware

This Global Warrant is a Global Warrant in respect of a duly authorized issue of 200'000 Warrants, each entitling the holder to subscribe for and purchase, during the period specified in this Warrant, 200'000 shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock, par value USD 0.01 per share ("Common Stock") of INTELLICALL, INC., a Delaware corporation (the "Company"), at an initial exercise per share as determined pursuant to Section 3 of the terms of the Warrants, subject, however, to the provisions and upon the terms and conditions hereinafter set forth (such exercise price, as from time to time adjusted in accordance with the terms hereof, being hereinafter called the "Warrant Price"). 2'000 Warrants or more are required for any exercise.

The Warrants are issued pursuant to the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated as of June 8, 1999 between, the Company as issuer of the Warrants and Banca del Gottardo (the "Agreement").

The Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form, not earlier than one year after the later of the date on which the Warrants are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Warrants are not United States persons or U.S. persons or are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that the beneficial owners have not purchased such Warrants for resale during the Distribution Compliance Period and that the beneficial owners certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Warrants must exchange its share of the Global Warrant for definitive Warrants before such Warrants may be transferred or shares may be delivered upon exercise of the Warrants in respect of the Warrants will be made.

For purposes hereof, (i) the term "Distribution Compliance Period" means the period beginning on the earlier of the first date that the Notes with Warrants are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date one year after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories

                                                                             50.


and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S"). Until so exchanged, this Global Warrant shall have the same rights and benefits as the definitive Warrants.

The Terms of the Warrants set forth in Annex E of the Agreement are hereby incorporated by reference herein mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company and the holder hereof as if fully set forth herein. Except as otherwise provided herein, the Company shall meet all its obligations hereunder as and when provided in the Terms of the Warrants and shall be bound by all its covenants set forth herein.

This Global Warrant shall be governed by and construed in accordance with the laws of Switzerland.

IN WITNESS WHEREOF, the Company has caused this Global Warrant to be duly executed under its corporate seal as of June 11, 1999.

Dated: June 11, 1999

Swiss Securities no.: 813'352

                                             INTELLICALL, INC.

                                             By:  _____________________________
                                                  John J. McDonald
                                                  Chief Executive Officer
                                                  and President


This Global Warrant shall not become valid for any purpose until this Global Warrant has been authenticated by any two officers of Banca del Gottardo.

By:   _____________________________          By:  _____________________________
      Authorized Officer                          Authorized Officer

                                                                             51.


                                                                         ANNEX H
                                                                         -------


                           CONVERSION AGENCY AGREEMENT
                           ---------------------------

This agreement is entered into effective as of June 11, 1999, between INTELLICALL, INC., a Delaware corporation with principal offices at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, United States of America (the "Company") of the first part and BANCA DEL GOTTARDO, a Swiss corporation with principal offices at Viale Stefano Franscini 8, 6901 Lugano, Switzerland ("Banca del Gottardo") of the second part.

As authorized by its Board of Directors on May 6, 1999 and pursuant to a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated June 8, 1999 (the "Agreement"), the Company proposes to make an offer on the Swiss capital market for the sale of its convertible notes (the "Convertible Notes") and Warrants. The Convertible Notes will be convertible into freely transferable and non-restricted shares (the "Shares") of the Common Stock of the Company (the "Common Stock"), on the terms and conditions provided hereafter. The Board of Directors of the Company has approved this agreement as regards the conversion of the Notes and has authorized the conversion of the Convertible Notes into the Common Stock of the Company on the terms and conditions hereof.

Article 1     Conversion Agent
              ----------------

              1.1. The Company hereby appoints Banca del Gottardo, acting through its specified office in Switzerland, as sole Conversion Agent (the "Conversion Agent") for the conversion of Notes or coupons into Shares in accordance with the provisions for conversion set forth in Exhibit 1 hereto (the "Conversion Provisions") which constitutes an integral part of this agreement.

              1.2. So long as any Notes are outstanding, the Company shall maintain a stock transfer agent (the "Stock Transfer Agent") or shall itself perform the functions required of such agent under this agreement.

              1.3. The appointment of the Conversion Agent hereunder shall continue in effect until the conversion right in respect of the Convertible Notes shall have terminated. So long as Banca del Gottardo satisfactorily performs its obligations hereunder the Company shall not without the consent of Banca del Gottardo appoint any other Conversion Agent or pay any other bank any commission or remuneration for the conversion of the Convertible Notes or coupons.

Article 2     Commissions
              -----------

              2.1. In consideration for the services rendered by the Conversion Agent in connection with the conversion of the Convertible Notes and coupons, the Company undertakes to pay upon demand to the Conversion Agent in US Dollars a commission of 0.25 per cent of the principal amount of each Note converted, however at least USD 50.-- per conversion of a Convertible
                    Note in a principal amount of USD 5'000.-- together with reasonable out-of-pocket expenses (e.g., telex, cable, postage, telephone, legal and insurance expenses, if any) incurred by the Conversion Agent in connection with its services hereunder.

                                                                             52.


              2.2. Neither Banca del Gottardo nor the Noteholders shall have any obligation to pay to the Stock Transfer Agent any commission, fees, costs or charges in connection with the conversion of Convertible Notes or coupons and the making available of the respective Shares as provided hereafter.

Article 3     Indemnification
              ---------------

              The Company will indemnify and hold harmless the Conversion Agent against any losses, liabilities, costs, claims, actions or demands which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement other than those based upon or arising out of the negligence of willful misconduct on the part of the Conversion Agent or any of its employees.

Article 4     Conversion of Convertible Notes and Coupons
              -------------------------------------------

              Each Convertible Note and all unmatured coupons attached thereto, submitted for conversion to the Conversion Agent (a "Converted Note") shall be imprinted or stamped by the Conversion Agent with a legend to the effect that such Convertible Note or coupon has been converted. All Converted Notes and coupons shall be held by Banca del Gottardo for the account of the Company. Banca del Gottardo shall maintain a record of Convertible Notes and coupons converted.

Article 5     Notices
              -------

              All notices required under this Agreement shall be deemed to have been duly given if sent by cable, telex or facsimile transmission (confirmed in writing, sent by registered airmail) to the following addresses: If to the Company:

              INTELLICALL, INC.
              2155 Chenault, Suite 410
              Carrollton
              Texas 75006-5023, U.S.A.

              Attention:    Chief Financial Officer
              Facsimile:    (972) 416-9454

              If to the Conversion Agent:

              BANCA DEL GOTTARDO
              Viale Stefano Franscini 8
              6901 Lugano, Switzerland

              Attention:    New Issue Department
              Telex:        841 052
              Facsimile:    0114191 808 18 43

              or to such other address as at the party receiving the notice shall have notified to the other party in writing. Such cable, telex or facsimile transmission notice shall be deemed to have been duly given at the time of dispatch. Any party receiving a notice by cable, telex or

                                                                             53.


              facsimile transmission will be protected by relying upon the cabled, telexed or transmitted notice even though such notice is not subsequently confirmed in writing.

Article 6     Governing Law
              -------------

              6.1. This agreement shall be governed by and construed in accordance with Swiss law, except as to matters regarding conversion of the Notes into Common Stock of the Company, which shall be governed by and construed in accordance with the laws of Delaware. Any action or proceedings against the Company relating to this agreement or the Convertible Notes or coupons may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, and the Company hereby irrevocably submits to such courts in respect of any such action or proceeding with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose and for the purpose of execution in Switzerland, the Company hereby elects legal and special domicile at the head office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. Banca del Gottardo shall notify the Company promptly upon receipt of any notice by it in its capacity as the Company's agent for service of process.

              6.2. The Conversion Agent shall also have the right to bring any legal action or proceeding hereunder against the Company in any state or federal court in the United States of America which may have jurisdiction.

Article 7     Counterparts
              ------------

              This agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

              IN WITNESS WHEREOF, the Company and Banca del Gottardo have caused this agreement to be signed and acknowledged by their officers authorized to do so, as of June 8, 1999.


                                             INTELLICALL, INC.


                                             By:  ______________________________



                                             BANCA DEL GOTTARDO


                                             By:  ______________________________

                                                                             54.


                                                            Exhibit 1 to ANNEX H
                                                            --------------------

                              CONVERSION PROVISIONS
                              ---------------------

The following are the provisions for the conversion (the "Conversion Provisions") of the USD 2'000'000.- - 7% Convertible Notes due June 11, 2004 of Intellicall, Inc., Carrollton, Texas (the "Company") into freely transferable and non-restricted shares of the common stock of the Company. Unless otherwise defined herein, the terms used herein have the meanings ascribed to them in the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement and the Conversion Agency Agreement (the "Agency Agreement") dated as of June 8, 1999, between the Company and Banca del Gottardo.


--------------------------------------------------------------------------------
Article 1
---------

Conversion Right

1.1. Subject to and upon compliance with these Conversion Provisions, the holder of any Note (a "Noteholder") will have the right at any time on and after November 1, 1999 up to the close of business of banks in Lugano on June 11, 2004, or, in case the Notes are called for redemption in accordance with Section 4 of the Terms of the Notes, then prior to the close of business of banks in Lugano on the earlier of June 11, 2004 and the fifth business day preceding the date fixed for redemption, but in no event thereafter, to convert ten Notes or more Notes into freely transferable and non-restricted (such transferability and non-restriction being subject to the effectiveness of a registration statement under the U.S. securities laws covering such common stock) shares of common stock which are duly registered under the 1933 Securities Act, with par value USD 0.01 per share (such presently authorized capital stock and any other stock into which such presently authorized common stock may hereafter be changed, the "Common Stock"), of the Company, calculated as to each conversion to the greatest number of full Shares, disregarding fractions, at the price of initially as determined pursuant to Section 3 of the terms of the Notes for each Share, such price being subject to adjustment in certain instances as provided in Article 2 hereafter (as so adjusted from time to time, the "Conversion Price"). Fractions of a share will not be issued on conversion; provided, however, that if a Noteholder at any one time delivers more than one Note for conversion, the number of Shares issued shall be calculated on the basis of the aggregate principal amount of the Notes so delivered. A cash adjustment shall be paid in respect of any fractional Share which would otherwise be issuable upon conversion of any Note in an amount in U.S. Dollars based upon the market price of the Common Stock on the last trading day prior to the date of conversion. Cash adjustments for fractional shares will not be made for amounts less than one U.S. Dollar.

1.2. In order to exercise the right of conversion, a Noteholder shall (a) deliver the Note or Notes to be converted during normal business hours, accompanied by the conversion notice in the form obtainable from the Conversion Agent (the "Conversion Notice") to any Conversion Agent and
       (b) pay to the Conversion Agent any stamp or other taxes that may be payable in Switzerland on such conversion. Each Note delivered for conversion must be delivered with all unmatured coupons attached and/or with an amount equal to the face value of any missing, unmatured coupons. Such missing, unmatured coupons shall be paid by Banca del Gottardo upon subsequent presentation thereof, provided they shall not have become barred pursuant to Section 11 of the Terms of the Notes.

1.3.   The Conversion Agent undertakes to:

                                                                             55.


       (a) make available to Noteholders the Conversion Notice in such form as may from time to time be agreed by the Company and the Conversion Agent;

       (b) upon receipt of a Conversion Notice from a Noteholder:

              (i) verify that (A) the Conversion Notice has been duly completed and signed by or on behalf of the Noteholder named therein, (B) the Conversion Notice is accompanied by all Notes to which it relates and all unmatured coupons appertaining to such Notes and/or an amount equal to the face value of any missing unmatured coupons and (C) the amount of any stamp or other taxes payable by the Noteholder has been paid; and

              (ii)   endorse the Conversion Notice;

       (c) imprint or stamp all Notes submitted to it for conversion, and all unmatured coupons attached thereto, in accordance with Article 4 of the Agency Agreement promptly upon satisfaction by the Noteholder of all conditions precedent to the conversion; and

       (d) dispatch within two business days after satisfaction by the Noteholder of all conditions precedent to the conversion to the relevant tax authorities, payment in respect of any stamp or other taxes payable on the conversion, in accordance with the laws of Switzerland.

1.4. The Conversion Agent shall promptly, upon the later of the date of receipt of the Conversion Notice and the satisfaction of all other conditions precedent to the conversion stated above, endorse the Conversion Notice and notify the Company and the Stock Transfer Agent of the Company (at present Chase Mellon Shareholder Services, LLC, 2323 Bryan St., Suite 2300, Dallas TX 75201-2656), by facsimile, telex or cable of (a) the principal amount and serial numbers of the Notes deposited for conversion, (b) the number of Shares issuable upon conversion of such Notes and (c) the name and address of each person
       (the "Shareholder") to whom such Shares are to be issued. Such conversion shall become effective at the close of business on the date (the "Conversion Date") on which the Company shall have received at its principal executive offices, during normal business hours, from the Conversion Agent a fax, telex or cable notification. If such facsimile, telex or cable notification is received after the close of business on such date, the Conversion Date will be the immediately following business day. At such Conversion Date the rights of the holder (other than the Company) of a Note shall cease and the Shareholder shall be deemed to have become the holder of such Shares.

1.5. As soon as practicable on or after the Conversion Date, but in no event later than seven business days thereafter, the Company shall (a) cause the Shareholder to be registered as the owner of the Shares issued upon conversion of such Shareholder's Notes in the register of Shareholders of the Company, (b) make available, or cause the Stock Transfer Agent to issue, a certificate or certificates for such Shares registered in the name of the Shareholder (together with any other securities, properties or cash deliverable at the Conversion Date) and (c) at the request of the Shareholder, cause the Stock Transfer Agent to forward, at the risk and expense and for account of such Shareholder, such certificate or certificates (together with any other securities, properties or cash deliverable upon conversion) to such person or persons at the address specified in the Conversion Notice, together with such assignments and other documents, if any, as may be required by law to effect the transfer thereof with full benefits under the laws of the applicable jurisdiction of the United States of America.

1.6.   The Company covenants that:

                                                                             56.



       (a) so long as any Notes are outstanding, it shall keep available authorized shares of Common Stock sufficient to permit all Notes outstanding and unconverted to be converted in accordance with these Conversion Provisions;

       (b)    all shares of Common Stock  delivered upon  conversion of Notes as
              provided   herein   will  be  validly   issued,   fully-paid   and
              non-assessable;

       (c) it shall file, on or before November 1, 1999, if required, any registration under the United States securities laws that may be required before the Shares can be delivered upon conversion of the Notes and freely marketed in the United States.

1.7. Shares issued upon conversion and registered in the name of the Shareholder shall be freely transferable and non-restricted and shall be entitled to receive all dividends paid on such Common Stock on or after the Conversion Date, except for dividends payable to Shareholders registered as such as of a record date occurring prior to the Conversion Date. No payments shall be made upon conversion for interest accrued since the Coupon Due Date next preceding the Conversion Date.

1.8. Notes may be presented for conversion only to an office of the Conversion Agent outside the United States. The Company and the Conversion Agent will deliver Common Stock or other consideration received upon conversion only to an account or address outside the United States.

Article 2
---------

The  Conversion   Price  shall  be  subject  to  adjustments  in  the  following circumstances occurring after June 11, 1999:

2.1. In case the Company shall hereafter (i) pay a dividend on its Common Stock in shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be determined by multiplying the Conversion Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such record date or effective date, and the denominator of which shall be the total number of outstanding Common Stock immediately following such record date or effective date. Such adjustments made pursuant to this Section 2.1 shall be made successively whenever any event listed above shall occur.

2.2. In case the Company shall fix a record date for the issuance of rights, options or warrants to all (but not less than all) holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a Conversion Price per share, if a security convertible into Common Stock) less than the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial Conversion Price of

                                                                             57.


       the convertible securities so to be offered) would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible security so to be offered are initially convertible). In case such subscription or exercise price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

       Notwithstanding anything in this Section 2.2 to the contrary, neither the number of shares subscribable hereunder nor the Conversion Price shall be adjusted with respect to any Common Stock Equivalents issued and outstanding as of the date of the issuance of this Note, or the issuance of any securities upon exercise or conversion of any such common stock equivalent, including, without limitation, any securities issued from time to time pursuant to (i) the exercise of options outstanding as of the date of issuance of the Note and held by present or former directors, officers or employees of the Company, (ii) the exercise of the Warrant dated December 29, 1995 ("Ferraro 1995") issued to Jack Ferraro, (iii) the exercise of the Warrant dated November 11, 1996 ("Ferraro 1996") issued to Jack Ferraro, (iv) the exercise of the Warrant dated January 20, 1999 ("Paytel Warrant") issued to Paytel Canada, Ltd., (v) the exercise of the Warrants, dated December 29, 1995 ("Gottardo 1995") issued to Banca del Gottardo, (vi) the exercise of Warrants, dated November 11, 1996 ("Gottardo 1996") issued to Banca del Gottardo, (vii) the effect of any antidilution provisions contained in the Ferraro 1995, the Ferraro 1996 and the Paytel Warrant, the Gottardo 1995 and Gottardo 1996 Warrants and (viii) the issuance of up to 150'000 stock options per calendar year pursuant to the Company's stock option or stock purchase plan.

2.3. In case the Company shall fix a record date for the making of a distri-bution to all (but not less than all) holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company, dividends or distributions payable in shares of Common Stock as described in Section 2.1, or rights, options or warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in Section 2.2)), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, less the fair market value per share (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with Banca del Gottardo) of the portion of the assets or evidences of indebtedness so to be distributed, or of such rights, options, or warrants or convertible securities, applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed. If any such rights, options, or warrants or convertible securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration per share of Common Stock payable to the Company upon the exercise or conversion thereof, the Conversion
       Price then in effect shall, forthwith upon any such increase becoming effective, be readjusted to

                                                                             58.


       reflect such increase.

2.4. For the purpose of any computation under Sections 2.2 and 2.3, the "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common Stock is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under then outstanding Warrants. If at any time such Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Company and the Holder of this Warrant within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is determined as stated herein, (i) the Holder of this Warrant shall select an independent appraiser who shall determine the fair market value per share of the Common Stock which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then (ii) the Company and Banca del Gottardo shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common Stock of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common Stock. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

       For the purpose of this Section 2.4, "trading day" shall mean a day on which the securities exchange or on NASDAQ specified for purposes of this
       Section 2.4 shall be open for business or, if the shares of Common Stock shall not be listed on such exchange for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

                                                                             59.



2.5.   In computing an adjustment in the  Conversion  Price pursuant to Sections
       2.1 to 2.3 above, shares of Common Stock not outstanding at the time of such computation shall be deemed outstanding to the extent that the Conversion Price has been previously adjusted to reflect the issuance of such shares of Common Stock or rights, options or warrants to subscribe for or purchase such shares of Common Stock.

2.6. Except as stated in Sections 2.1, 2.2 and 2.3 above, the Conversion Price (except at the Company's option) shall not be adjusted for the issuance of shares of Common Stock of the Company whether or not at less than the Current Market Price or the current Conversion Price, whether for cash or property.

2.7. No adjustment shall be made to the Conversion Price unless such adjustment would result in any increase or decrease of at least USD 0.05 in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 2.7 are not required to be made will by carried forward and taken into account in any subsequent adjustment.

2.8. All calculations under these Conversion Provisions shall be made to the nearest one U.S. cent, with 0.5 U.S. cent or more to be considered a full U.S. cent, or to the nearest one-hundredth of a share, as the case may be.

2.9. Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly send to Banca del Gottardo a certificate of the Company setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the date on which it becomes effective. The contents of any certificate required by this Section 2.9 may be transmitted by telex or cable, but shall be confirmed in writing as hereinbefore provided. Banca del Gottardo may rely upon such certificate (or such transmission by cable or telex, whether or not so confirmed) as conclusive evidence of the correctness of the adjustment referred to therein.

2.10. Notwithstanding the foregoing, no adjustment shall be made to the extent that it would reduce the Conversion Price to less than the par value of the shares of Common Stock (USD .01 at the date hereof).

2.11. Anything in this Article 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such reductions in the Conversion Price in addition to those required by this Article as it, in its discretion, shall determine to be advisable.

2.12. In any case in which this Article shall require that an adjustment be made retroactively immediately following a record date, the Company shall as promptly as practicable issue to the holder of any Note converted after such record date the shares of Common Stock and other common stock of the Company issuable on such conversion in excess of the shares of Common Stock and other common stock of the Company issuable on such conversion on the basis of the Conversion Price prior to such adjustment.

Article 3
---------

3.1.   In the event that:

       (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase any shares of Common Stock or any

                                                                             60.


              securities convertible into shares of Common Stock, or of any other subscription rights or warrants;

       (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock);

       (c) there shall be any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or there shall be the conveyance or transfer of all or substantially all of the properties and assets of the Company, or there shall be any reorganization or reclassification or change of outstanding Common Stock issuable upon the exercise of conversion rights hereunder (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

       (d) there shall be voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

       (e) the Company proposes to take any action (other than the actions of the type described in Section 2.1) which would require an adjustment of the Conversion Price pursuant to Article 2;

       then the Company shall, at least 10 days prior to the applicable record date, provide written notice of such event to Banca del Gottardo stating
       (x) the record date in the United States of America as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants, or distributions are to be determined, or (y) the date in the United States of America on which such reorganization, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of the shares of Common Stock shall be entitled to vote upon, and, if approved, to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

3.2. If the event described in the notice given pursuant to Section 3.1. will result in an adjustment of the Conversion Price pursuant to Article 2, such notice shall also state the new Conversion Price unless the Conversion Price cannot be calculated at the time such notice is given.

3.3. The failure to give or publish the notice required by this Article 3 or any defect therein shall not affect the legality or validity of the proceedings referred to in Section 3.1.

Article 4
---------

So long as any of the Convertible Notes remain convertible, the Company shall not take any action which would result in an adjustment of the Conversion Price pursuant to Article 2 if, after giving effect thereto, the Conversion Price would be decreased to such an extent that the Shares could not be legally issued, under applicable law of the jurisdiction of incorporation of the Company then in effect, at such decreased Conversion Price as fully-paid and non-assessable Shares.

                                                                             61.


Article 5
---------

The Conversion Agent shall not at any time be responsible to any Noteholder for determining whether any facts exist (a) which may require any adjustment of the Conversion Price, (b) with respect to the nature or extent of any such adjustment when made, (c) with respect to the method employed, or herein or in any supplemental agreement (if any) provided to be employed in making any such adjustment. The Conversion Agent makes no representation as to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash, which may at any time be issued or delivered upon the conversion of any Convertible Note. The Conversion Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Note for the purpose of conversion or to comply with any of the covenants of the Company contained in these Conversion Provisions.

Article 6
---------

6.1. In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all of the assets of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each Convertible Note then outstanding shall have the right to receive thereafter, during the period such Convertible Note shall be convertible as specified in Article 2, upon conversion of such Convertible Note, in lieu of each share of Common Stock deliverable on such conversion immediately prior to such event, only the kind and amount of shares and/or other securities and/or property and/or cash which are receivable, or which, but for the failure to distribute to holders of Common Stock all or substantially all of the consideration receivable on such sale or transfer of assets, would be receivable upon such consolidation, merger, sale or transfer by a holder of one share of Common Stock of the Company and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall be an amount equal to the Conversion Price per share of Common Stock of the Company immediately prior to such event.

6.2. In case of any reclassification or change of the shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which the holders of the shares of Common Stock thereafter receive shares, other securities, property, cash or any combination thereof for such shares of Common Stock (including for this purpose shares reflecting a change in par value or from par value to no par value or as a result of a subdivision or combination of the shares of Common Stock), the Company shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each Convertible Note then outstanding shall receive, upon conversion thereof, in lieu of each share of Common Stock of the Company deliverable upon such conversion immediately prior to such event, the kind and amount of shares and/or other securities and/or property and/or cash receivable upon such reclassification, change, consolidation or merger by a holder of one share of Common Stock, and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall be an amount equal to the Conversion Price per share of Common Stock immediately prior to such event.

                                                                             62.


6.3. If, as a result of Section 6.1 or Section 6.2, the holder of any Convertible Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of common stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the Conversion Price between or among shares of such classes of capital stock. Any supplemental agreement executed pursuant to Sections 6.1 and 6.2 shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for herein, and, where appropriate, state the Conversion Price in terms of one full share of Common Stock or one full share of common stock of any successor or purchasing corporation. The terms of this Article 6 also shall apply to successive consolidations, merger, sales or transfers. In the event that at any time as a result of an adjustment made pursuant to this
       Article 6 the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares or securities other than shares of Common Stock, thereafter the prices or price of such other shares or other securities so receivable on conversion of any Convertible Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Article 2, and the provisions of Article 2 with respect to the Common Stock shall apply on like terms to any such other shares.

6.4. The Conversion Agent shall have no responsibility for any consolidation, merger, sale or transfer, the form or substance or any plan relating thereto or the consequences thereof to any Noteholder.

       The Conversion Agent shall have no responsibility to determine the correctness of any provision contained in any supplemental agreement relating either to the kind or amount of shares of stock or securities or property receivable by Noteholders upon the conversion of their Convertible Notes after any such consolidation, merger, sale or transfer, or to any adjustment made with respect thereto. The Conversion Agent may, at its option, receive an opinion of counsel for the Company as conclusive evidence that any such supplemental agreement complies with the provisions of this Article.

Article 7
---------

Conversion Agent:
-----------------

BANCA DEL GOTTARDO
Viale Stefano Franscini 8, 6901 Lugano

                                                                             63.


                                                                         ANNEX I
                                                                         -------

                            WARRANT AGENCY AGREEMENT
                            ------------------------

                            Dated as of June 8, 1999


                                INTELLICALL, INC.

                                       AND

                               BANCA DEL GOTTARDO

                                as Standing Agent


WARRANT AGENCY AGREEMENT dated as of June 8, 1999 between  INTELLICALL,  INC., a
Delaware corporation (the "Company"), and Banca del Gottardo of Lugano, Switzerland, as Warrant Agent (the "Warrant Agent") and as Standing Agent (the "Standing Agent").

                                   WITNESSETH:

WHEREAS, the Company proposed to issue Warrants, as hereinafter described (the "Warrants") (the certificate representing the Warrants being referred to herein as the "Warrant Certificate"), in connection with the sale by the Company to issue USD 2'000'000.-- principal amount of 7% Convertible Notes due June 11, 2004 (the "Notes"), one warrant entitling to acquire against consideration initially one share of Common Stock par value of USD 0.01 per Share of the Company (the "Common Stock").

WHEREAS, the Board of Directors of the Company has duly authorized the issuance of the Warrants and the shares issuable upon exercise thereof;

WHEREAS, the Company desires to provide for the issuance of the Warrants and to provide herein for certain terms and provisions of the Warrants more fully then is set forth in the Warrants Certificate; and

WHEREAS, the Company desires the Standing Agent and the Warrants Agent to act on behalf of the Company, and the Standing Agent and the Warrant Agent are willing so to act, in connection with the issuance of Warrants and other matters as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the Warrant Certificate and the respective rights and obligations thereunder of the Company, the holders of the Warrants and the Standing Agent and Warrant Agent, the parties hereto agree as follows:

                                    SECTION 1

Definitions
-----------

In addition to the definitions set forth elsewhere herein, as used herein:

                                                                             64.


"Deposit Date" shall have the meaning assigned to it in the Terms of Warrants, as appropriate.

"Holder" shall mean the person depositing the Warrant Certificate with the Warrant Certificate with the Warrant Agent or Sub-Warrant Agent pursuant to
Section 4.

"Termination Date" shall mean 12.00 Noon, Lugano Time, June 11, 2004.

"Terms of Warrants" shall refer to Annex E of the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated June 8, 1999 made by and between the Company and Banca del Gottardo.

                                    SECTION 2

Appointment of Standing Agent and Warrant Agent
-----------------------------------------------

The Company hereby appoints the Standing Agent and the Warrant Agent to act as agents for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Standing Agent and Warrants Agent hereby accept such appointments, upon the terms and conditions hereinafter set forth.

                                    SECTION 3

Number, Form and Execution of Warrant Certificates
--------------------------------------------------

The number of Warrant Certificates is limited in each case to 200'000. The Warrant Certificate shall be in bearer form substantially in the forms annexed hereto as Exhibit 1 (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation, and such legends, summaries or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

The Warrant Certificate shall be signed on behalf of the Company by its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the President, Vice President, Secretary or Assistant
Secretary and may be imprinted or otherwise reproduced on the Warrant Certificate. The Company, the Standing Agent and the Warrant Agent may deem and treat the Holder(s) of the Warrants as the absolute owner(s) thereof
(notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof, any distribution to the Holder(s) thereof, and for all other purpose, and neither the Company, the Standing Agent nor the Warrant Agent shall be affected by any notice to the contrary.

                                    SECTION 4

Exercise; No Fractional Shares
------------------------------

(a) The provisions of Sections 5 and 7 of the Terms of the Warrants are incorporated herein.

(b) On the Deposit Date, the Warrant Agent shall give notice of the individual exercise of the Warrants (the "Exercise Notice") to the Standing Agent.

(c) Upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Standing Agent shall thereupon (i) promptly requisition, from the transfer agent of the Common Stock of the

                                                                             65.


       Company, one or more certificates for the number of shares to be purchased, and (ii) promptly after receipt of such certificate or certificates for shares, cause the same to be delivered in accordance with the instructions of the Holder of such Warrant Certificate together with a check in payment for any fraction of a share. The Company irrevocably authorizes the Standing Agent to make all such requests for shares and the transfer agent or transfer agents for the Common Stock of the Company to comply with all such requests.

                                    SECTION 5

Authorization; Reservation of Shares; Listing; Reports to Warrantholders, etc.
------------------------------------------------------------------------------

The provisions of Section 4 of the Terms of Warrants are incorporated herein.

                                    SECTION 6

Loss or Mutilation
------------------

The provisions of Section 11 of the Terms of Warrants are incorporated herein.

                                    SECTION 7

Adjustment of Exercise Price and Number of Share Deliverable
------------------------------------------------------------

The provisions of Section 5 of the Terms of Warrants are incorporated herein.

                                    SECTION 8

Concerning the Standing Agent and the Warrant Agent
---------------------------------------------------

1. The Standing Agent and the Warrant Agent act hereunder solely as agents for the Company and each of their duties shall be determined solely by the provisions hereof. The Standing Agent and the Warrant Agent shall not, by delivering the Warrant Certificate or by any other act hereunder, be deemed to make any representations as to the validity of this Warrant Agency Agreement (except its valid execution) or the validity or value or authorization of the Warrant Certificate or Warrants represented thereby or of any shares or other property delivered upon exercise of any Warrants or whether any such shares or other shares are fully paid and non-assessable. The Standing Agent and the Warrant Agent shall not at any time be under any duty or responsibility to any Holder of the Warrants to make or cause to be made any adjustment of the Exercise Price or any adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. Each shall not
       (i) be liable for the correctness of any recital or statement of fact contained herein or in the Warrant Certificate or for any action taken, suffered, or omitted by them in reliance on any Warrant Certificate or other document or instrument believed by them in good faith to be genuine and to have been signed, sent or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for their own negligence or willful misconduct.

                                                                             66.


2. The Standing Agent or the Warrant Agent may at any time consult with counsel satisfactory to them (who may be counsel to the Company) and shall incur no liability or responsibility to the Company or to any Holder of any Warrant or any other person or corporation for any action taken, suffered or omitted by them in good faith in accordance with the opinion or advice of such counsel.

3. Any notice, statement, instruction, request, direction, order, election or demand of the Company shall be sufficiently evidenced by an instrument signed by its President, any of its Vice Presidents, its Secretary, any of its Assistant Secretaries or its Treasurer (unless other evidence in respect thereof is herein specifically prescribed). The Standing Agent or the Warrant Agent shall not be liable for any action taken, suffered or omitted by them in accordance with such notice, statement, instruction, request, direction, order or demand believed b the Standing Agent or Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

4. The Company agrees to pay the Standing Agent and the Warrant Agent reasonable compensation for each of its services hereunder and to reimburse it for all expenses (e.g. telex, cable, postage, telephone, etc.), including counsel fees, taxes and governmental charges and other charges of any kind and nature, incurred by the Standing Agent and the Warrant Agent. In consideration for the services rendered by the Warrant Agent, the Company undertakes to pay upon demand to the Warrant Agent in USD a commission which is USD -.10 for each Common Stock Warrant exercised.

5. The Company further agrees to indemnify the Standing Agent or the Warrant Agent and save each of them harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any thing done or omitted by the Standing Agent or Warrant Agent in the execution of their duties and powers hereunder, except losses, expenses and liabilities arising as a result of the Standing Agent's or the Warrant Agent's negligence or willful misconduct. The Company will not be liable for any Swiss taxes that may be payable for or in respect of the deposit or surrender of the Warrants, or the issue and delivery of shares or the surrender of the Warrants.

6. Neither Banca del Gottardo nor the Warrantholders shall have any obligation to pay to the Standing Agent and Stock Transfer Agent any commission, fees, costs or charges in connection with the exercise of Warrants and the making available of the respective Shares as provided hereafter.

7. The Standing Agent or the Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Standing Agent's own negligence or willful misconduct), after giving thirty days' prior written notice to the Company. At least fifteen days prior to the date such resignation is to become effective, the Standing Agent or the Warrant Agent shall cause a copy of such notice of resignation to be published in the manner set forth in Section 10. Upon such resignation, the Company shall appoint in writing a new Standing Agent or Warrant Agent and if the Company shall fail to make such appointment within a period of thirty days after it has notified in writing of such resignation by the resigning Standing Agent or Warrant Agent, then the Holders of any Warrant may apply to any court of competent jurisdiction for the appointment of such successor Standing Agent or Warrant Agent and if such successor Standing Agent or the Warrant Agent shall be carried out by the Company pending such appointment.

       After acceptance in writing of such appointment by the successor Standing Agent or Warrant Agent is received by the Company, such successor Standing Agent or Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Standing Agent or the Warrant Agent, without any further assurance, conveyance, act or deed. Not

                                                                             67.


       later than the effective date of any such appointment the Company shall file notice thereof with the resigning Standing Agent or Warrant Agent and shall cause a copy of such notice to be published in the manner set forth in Section 10. Any corporation into which the Standing Agent or the Warrant Agent or any successor Standing Agent or Warrant Agent may be converted or merged or any corporation resulting from any consolidation succeeding to the corporate trust business of the Standing Agent or the Warrant Agent, shall be a successor Standing Agent or Warrant Agent under this Agreement without any further act. Any such successor Standing Agent or Warrant Agent shall promptly cause notice of its succession as Standing Agent or Warrant Agent to be mailed to the Company and notice published in the manner set forth in Section 10.

       The Warrant Agent, its subsidiaries and affiliates, and any of its officers, directors, stockholders, or employees may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Standing Agent or the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                                    SECTION 9

Modification of Agreement
-------------------------

The Standing Agent, the Warrant Agent and the Company may, by supplemental agreement, make any changes or corrections in this Agreement that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provisions or manifest mistake or error herein contained.


                                   SECTION 10

Notices
-------

The provisions of Section 12 of the Terms of Warrants are incorporated herein.

                                   SECTION 11

Governing Law
-------------

The provisions of Section 13 of the Terms of Warrants are incorporated herein.

                                   SECTION 12

Persons Benefiting
------------------

This Agreement shall be binding upon and inure to the benefit of the Company, the Standing Agent, the Warrant Agent and their respective successor and assigns, and, to the extent that the provisions hereof are incorporated in the Warrants by the terms thereof, shall be binding upon and shall inure to the benefit of the Holders form time to time of the Warrants, and their respective successor and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person or corporation any legal or equitable, remedy, or claim or to impose upon any other persons any duty, liability or obligation.

                                                                             68.


                                   SECTION 13

Notices
-------

All notices required under this Agreement shall be deemed to have been duly given if sent by cable, telex or facsimile transmission (confirmed in writing, sent by registered airmail) to the following addresses:

If to the Company:

INTELLICALL, INC.
2155 Chenault, Suite 410
Carrollton, Texas 75006-5023, U.S.A.

Attention:    Chief Financial Officer
Facsimile:    (972) 416 9454

If to the Warrant Agent and to the Standing Agent:

BANCA DEL GOTTARDO
Viale Stefano Franscini 8
6901 Lugano, Switzerland

Attention:    New Issue Department
Telex:        841 052
Facsimile:    0114191 808 18 43

or to such other address as at the party receiving the notice shall nave notified to the other party in writing. Such cable, telex or facsimile transmission notice shall be deemed to have been duly given at the time of dispatch. Any party receiving a notice by cable, telex or facsimile transmission will be protected by relying upon the cabled, telexed or transmitted notice even though such notice is not subsequently confirmed in writing.

                                   SECTION 14

Descriptive Headings
--------------------

The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                   SECTION 15

Termination
-----------

This Agreement shall terminate on the Termination Date of Warrants, subject to completion of actions taken on or prior thereto pursuant to this Agreement, or on any earlier date if all the Warrants have been exercised.

                                                                             69.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                             INTELLICALL, INC.

                                             By:  _____________________________

                                             Its: _____________________________

                                             BANCA DEL GOTTARDO
                                             As Warrant Agent and Standing Agent

                                             By:  _____________________________

                                             Its: _____________________________

                                                                             70.


                                                            Exhibit 1 to ANNEX I
                                                            --------------------

                       COMMON STOCK WARRANT EXERCISE FORM
            FOR THE EXERCISE OF WARRANTS ISSUED BY INTELLICALL, INC.
                             EXPIRING JUNE 11, 2004

To:      _____________
         (Warrant Agent)

The undersigned, the holder of Warrants

(please list serial numbers):


(A) hereby irrevocably elects to exercise the above-mentioned Warrant(s) in accordance with the terms thereof and agrees to accept shares of common stock of the Company on the terms of the Warrant Agency Agreement dated as of June 8, 1999 (the "Warrant Agreement") duly executed and delivered by the Company, and Banca del Gottardo, as Warrant Agent (the "Warrant Agent") and as Standing Agent (the "Standing Agent");


(B) hereby (i) certifies that the undersigned is not a United States person and this Warrant is not being exercised on behalf of a United States person (as such term is defined in Regulation S under the Securities Act of 1933) or (ii) delivers herewith a written opinion of counsel that this Warrant and the shares to be delivered upon exercise of this Warrant have been registered under the Securities Act of 1933 or are exempt from registration thereunder;

(C) requests that a certificate or certificates for shares be issued in the name(s) of _______________________ and sent to the following address:

           Address   _____________________________________________

                     ---------------------------------------------


________________, 19___

                           ----------------------------------
                           Name:
                           Title:

                                                                             71.


                                                            Exhibit 2 to ANNEX I
                                                            --------------------

                               BANCA DEL GOTTARDO

Facsimile Transmission
----------------------

To:      INTELLICALL, INC.
         2155 Chenault, Suite 410
         Carrollton, Texas 75006, U.S.A.

Attn:    Chief Financial Officer

Exercise of INTELLICALL, INC. Common Stock Warrants
---------------------------------------------------

Ladies and Gentlemen:

We kindly ask you to take note and to execute the following exercise of Common Stock Warrants:

Exercise number
---------------

a)       number of Common Stock Warrants:

b)       equal number of shares:

c)       shares to be registered in the name of:

d)       shares to be sent to:

e)       amounts, if any, to be sent to:

The  transfer  of  USD  [  ]  will  be  effected   according  to  your  standing
instructions. Please confirm receipt of this fax by return fax.

Thanks and regards,

BANCA DEL GOTTARDO

                                                                             72.


                                                                         ANNEX J
                                                                         -------

                                DEPOSIT AGREEMENT
                                -----------------
                                     between
INTELLICALL, INC.
being a corporation existing under the State of Delaware, whose office is situated at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, U.S.A.

(hereinafter "Intellicall" as depositor)
                                                               of the first part

                                       and

BANCA DEL GOTTARDO
being a corporation duly organized with limited liability and existing under the laws of Switzerland whose registered office is situated at Viale Stefano Franscini 8, 6901 Lugano, Switzerland

(hereinafter "Banca del Gottardo" as "Depositholder" or security custodian)

                                                              of the second part

                                    RECITALS

1. Intellicall will own certain Series A Preferred Stock which is convertible into 35'000 shares of common stock of a par value of USD .01 each issued by ILD Telecommunication, Inc., being a corporation existing under the laws of the State of Delaware, whose registered office is situated at 16'200 Addison Road, Suite 100, Addison, Texas 75001, U.S.A. (the "ILD-Shares").

2. Intellicall will issue USD 2'000'000.-- 7% convertible notes due June 11, 2004 (the "Notes") with warrants (the "Warrants") to purchase shares of Common Stock of Intellicall (the "Shares") under a Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement (the "NW-Agreement") dated June 8, 1999, entered into between Intellicall and Banca del Gottardo.

3. Intellicall has covenanted in favour of the holders of the Notes in connection with its performance of the obligations under the Notes to keep the ILD-Shares free and clear from any charge, pledge, encumbrance or other similar right in favour of a third party other than the Third Amended and Restated Shareholders Agreement dated April 3, 1998 (the "Shareholders Agreement") to which the ILD-Shares are subject.

                                    ARTICLE I
                                    ---------

                                    Covenant
                                    --------

1.    (A)  Intellicall hereby agrees to deliver the ILD-Shares (together the
           "Covenanted Assets") to the Depositholder to hold such ILD-Shares until its obligations to the holders of the Notes for payment of principal, interest and premium (if any) of the Notes have been satisfied or the Notes have been converted.

                                                                             73.


      (B) The Depositholder agrees to hold the ILD-Shares, and Intellicall agrees to transfer the proceeds of any sale of the Covenanted Assets to its account opened with the Depositholder for the benefit of the holders of the Notes pursuant to this Agreement.

      (C) Intellicall shall not withdraw the Covenanted Assets from the Depositholder without consent of the Depositholder. The Depositholder agrees to release the relevant ILD-Shares to Intellicall, whenever the Notes have been paid in full and/or the Notes have been converted in accordance with the terms thereof and are no longer outstanding and/or to the extent Intellicall delivers the relevant proceeds of such sale so as to repay the Notes.

      The Deposit by Intellicall specified in the preceding paragraphs shall include with respect to each such Deposit all present and future claims, demands, causes and causes in action in respect of any or all of the items specified in such Deposit and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of such items.

2. Intellicall shall immediately deliver all the Covenanted Assets into the possession of Banca del Gottardo as Depositholder, and hereby instructs any and all persons in possession of such Covenanted Assets for account of Intellicall to deliver the same to Banca del Gottardo or any institution nominated by Banca del Gottardo, in accordance with this Agreement.

      Where Covenanted Assets are safekept by third parties on behalf of Banca del Gottardo, Banca del Gottardo is empowered to take all or part of such assets into its own custody at any time, notwithstanding that it has earlier consented to safekeeping by any third parties or delivered such assets to any third parties for safekeeping.

      Intellicall hereby instructs Banca del Gottardo and Banca del Gottardo hereby consents that the Covenanted Assets are held and recorded by Banca del Gottardo in the safe custody account in the name of accountholder Intellicall / reference BANCA DEL GOTTARDO.

3. All sums received by Banca del Gottardo to the account of Intellicall as interest or dividends or payments for any other reason with respect to the Deposit shall be kept by Banca del Gottardo as Depositholder.

4. The supervision, observation and exercise of rights (including voting rights) arising from calls, conversion and exchange offers, repayments in full or in part, subscription rights, payments of dividends or interest, as well as all other notices, offers and communications concerning the Covenanted Assets shall be the responsibility of Intellicall, and Banca del Gottardo is obliged only to redispatch such written notices, offers and communications which are received by it to Intellicall by registered letter addressed to the last address communicated to it by Intellicall. Banca del Gottardo will also dispatch to Intellicall copies of public notices contained in newspapers and circulars which come to Banca del Gottardo's attention, but Banca del Gottardo accepts no responsibility or liability for failure to do so, unless caused by the wilful misconduct or gross negligence of Banca del Gottardo.

5. Intellicall agrees that at any time it is in default under the Notes upon receipt of a request by Banca del Gottardo, it will undertake such actions as may be required under the Shareholders Agreement to transfer to Banca del Gottardo such amount of the ILD-Shares as may be necessary to repay the Notes.

                                                                             74.


                                   ARTICLE II
                                   ----------

           Representations, Warranties and Undertakings of Intellicall
           -----------------------------------------------------------

      Intellicall represents and warrants that:

      (a)    it will be the legal and lawful owner of the ILD-Shares,

      (b)    the ILD-Shares will be fully paid up,

      (c) the ILD-Shares have not been pledged, encumbered or otherwise made subject to any lien except as mentioned herein,

      (d) it has not granted and will not grant any options or other rights in respect of the ILD-Shares to any third party except as mentioned herein, and

      (e) it is authorised to sign this Agreement and that its obligations hereunder constitute legal and binding obligations.

      Intellicall undertakes that as long as any obligations hereunder remain outstanding:

      (a)    it will remain the sole beneficial owner of the ILD-Shares,

      (b) it will not sell, transfer or pledge the ILD-Shares except as mentioned herein.

                                   ARTICLE III
                                   -----------

                              Conditions Precedent
                              --------------------

It shall be a condition precedent to the Deposit that Banca del Gottardo shall have received on or before the date the Deposit is to take effect each in form and substance satisfactory to Banca del Gottardo:

    (A) A copy of the Resolution of the Board of Directors of Intellicall authorizing the execution, delivery and performance of this Agreement, accompanied by an incumbency certificate certifying the incumbency and signatures of the officers signing on behalf of Intellicall;

    (B) such other documents, instruments, approvals (and, if requested by Banca del Gottardo, certified duplicates of executed copies thereof) or opinions as Banca del Gottardo may reasonably request.

                                   ARTICLE IV
                                   ----------

                                   Amendments
                                   ----------

No amendment, waiver, modification or release of any provision of this Agreement nor consent to any departure by Intellicall therefrom shall in any event be effective, irrespective of any course of dealing with any of the parties hereto, unless the same shall be in writing and signed by Banca del Gottardo, and then such amendment, waiver, modification or release shall be effective only in the specific instance and for the specific purpose for which given.

                                                                             75.


                                    ARTICLE V
                                    ---------

                        Notices and Addresses for Notices
                        ---------------------------------

All notices and other communications provided for hereunder shall be in writing and, if to Intellicall, mailed or delivered to it, addressed to it at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023, U.S.A., attn. Chief Financial Officer, Fax: 972-416-9454 or if to Banca del Gottardo mailed or delivered to it, addressed to them at Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland; Attention: New Issue Department, Telephone: 41-91-808 11 11, Fax: 41-91-808 18 43. All such notices and other communications shall, when mailed, be effective seven days after the date of deposit in the mails, addressed as aforesaid. All such notices and other communications to Banca del Gottardo shall be effective immediately upon the receipt thereof by Banca del Gottardo. Either Intellicall or Banca del Gottardo may change the above stated address for giving notices and other communications hereunder by mailing a letter regarding the same to the other party at the address above stated, which change of address shall be effective only upon the actual receipt of such letter by the other party.

                                   ARTICLE VI
                                   ----------

                               No Waiver; Remedies
                               -------------------

No failure by Banca del Gottardo to exercise, and to delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any other right.

                                   ARTICLE VII
                                   -----------

                                    Expenses
                                    --------

Intellicall will pay any and all claims, damages, losses, liabilities, reasonable costs and expenses whatsoever (including attorneys' fees and the allocated costs, if any, of Banca del Gottardo's in-house legal services) which Banca del Gottardo in its capacity as pledgeholder may incur (or which may be claimed against Banca del Gottardo by any person or entity whatsoever) by reason of or in connection with the preparation, execution and delivery or transfer of, or payment or failure to pay under this Agreement, except, only if and to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the wilful misconduct, fraud, dishonesty or gross negligence of Banca del Gottardo in exercising its rights under this Agreement.

                                  ARTICLE VIII
                                  ------------

                            Costs, Expenses and Taxes
                            -------------------------

Intellicall shall pay any and all stamp and other taxes (including Swiss VAT) and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and any related documents and agrees to save Banca del Gottardo harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. All taxes, costs, expenses or fees incurred by Banca del Gottardo in connection with any sale of Covenanted Assets are at the charge of Intellicall.

                                                                             76.


                                   ARTICLE IX
                                   ----------

                                  Severability
                                  ------------

Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non- authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                                    ARTICLE X
                                    ---------

                                  Governing Law
                                  -------------

This Agreement shall be governed by, and construed in accordance with, the laws of Switzerland in the absence of mandatory applications of the relevant laws in respect of Intellicall.

                                   ARTICLE XI
                                   ----------

                                    Headings
                                    --------

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                   ARTICLE XII
                                   -----------

                                  Counterparts
                                  ------------

This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

                                                                             77.


                                  ARTICLE XIII
                                  ------------

                             Jurisdiction and Venue
                             ----------------------

Place for all measures to be taken, if any, under the Swiss Loi federale sur la Poursuite pour Dettes et la Faillite and exclusive venue for all legal actions under this Agreement are at the ordinary courts of the Canton of Ticino, venue being in Lugano and if such courts should fail to grant jurisdiction, in the ordinary courts of the Canton of Basle-City, venue being in the city of Basle. Intellicall specifically agrees to jurisdiction in accordance with the above. Banca del Gottardo may, however, bring an action against Intellicall before the courts or other competent authority at its domicile or before any other competent court.

Carrollton, June 8, 1999                         INTELLICALL, INC.


                                                 --------------------------
                                                 Attorney-in-Fact


Lugano, June 8, 1999                             BANCA DEL GOTTARDO


                                                 --------------------------

                                                                             78.


                                                                       ANNEX K-1
                                                                       ---------

                 CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP
                 ----------------------------------------------

                                INTELLICALL, INC.
                     7% CONVERTIBLE NOTES DUE JUNE 11, 2004

The undersigned certifies that as to the portion of the Global Note (i) hereby presented for exchange into definitive Notes, or (ii) hereby presented for conversion into Common Stock the beneficial owners of the Notes (a) are not either United States persons or U.S. persons or (b) are financial institutions (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Notes for purposes of resale during the Distribution Compliance Period. Financial institutions that have purchased the Notes for purposes of resale during the Distribution Compliance Period also hereby certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or U.S. person or to a person within the United States. The undersigned certifies further that it is (i) the beneficial owner of the portion of the Global Note tendered for exchange or (ii) a financial institution (within the meaning of United States Treasury Regulation
Section 1.165-12(c)(1)(v)) through which the beneficial owner directly or indirectly holds the portion of the Global Note tendered.

For purposes of this certification, (i) the term "Distribution Compliance Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending one year after the later of the date upon which the Notes were first offered or the date of closing of the offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

                                                 -----------------------------
                                                 Beneficial Owner or
                                                 Financial Institution
                                                 Name:
                                                 Address:

                                                                             79.


                                                                       ANNEX K-2
                                                                       ---------

                 CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP
                 ----------------------------------------------

                                INTELLICALL, INC.
                         WARRANTS EXPIRING JUNE 11, 2004

The undersigned certifies that as to the portion of the Global Warrant (i) hereby presented for exchange into definitive Warrants, or (ii) presented for exercise into Common Stock the beneficial owners of the Warrants (a) are not either United States persons or U.S. persons or (b) are financial institutions (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that have purchased such Warrants for purposes of resale during the Distribution Compliance Period. Financial institutions that have purchased the Warrants for purposes of resale during the Distribution Compliance Period also hereby certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or U.S. person or to a person within the United States. The undersigned certifies further that it is (i) the beneficial owner of the portion of the Global Warrant tendered for exchange or
(ii) a financial institution (within the meaning of United States Treasury Regulation Section 1.165-12(c)(1)(v)) through which the beneficial owner directly or indirectly holds the portion of the Global Warrant tendered.

For purposes of this certification, (i) the term "Distribution Compliance Period" means the period beginning on the earlier of the first date that the Warrants are offered or the date on which the Warrants are issued (the "Payment Date") and ending one year after the later of the date upon which the Notes were first offered or the date of closing of the offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections 230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

                                                 -----------------------------
                                                 Beneficial Owner or
                                                 Financial Institution
                                                 Name:
                                                 Address:

                                                                             80.


                                                                         ANNEX L
                                                                         -------

Dated:            June 11, 1999

To:               Banca del Gottardo
                  Viale Stefano Franscini 8
                  CH-6901 Lugano/Switzerland

Re:               Intellicall, Inc. (the "Company")
                  USD 2'000'000.-- 7% Convertible Notes of 1999
                  Due June 11, 2004 (the "Notes")
                  and Warrants of 1999 expiring June 11, 2004
                  (the "Warrants")
--------------------------------------------------------------------------------

                   "Certificate of No Material Adverse Change"
                   -------------------------------------------

Pursuant to the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated June 8, 1999 (the "Agreement") between the Company and Banca del Gottardo covering the issue of the Notes and Warrants by the Company.

I, John J. McDonald, being President of the Company HEREBY CERTIFY on behalf of the Company that except as set forth in the Information Memorandum as to the date hereof:

a) there has been no material adverse change in the financial condition of the Company and its consolidated affiliates taken as a whole since December 31, 1998, and

b) no event has occurred rendering untrue or incorrect any of the warranties set forth in Article V of the Agreement to a material extent, and

c) no event has occurred which constitutes or which with the giving of notice or lapse of time would constitute one of the events referred to in
       Section 10 of the Terms of the Notes.

                                             Yours truly,
                                             Intellicall, Inc.

                                             ----------------------------------
                                             John J. McDonald
                                             President

                                                                             81.


                                                                         ANNEX M
                                                                         -------

(Specimen Signature Form)


                                INTELLICALL, INC.
                            Carrollton, Texas, U.S.A.


                  US Dollars 2'000'000.-- 7 per cent US Dollars
                                Convertible Notes
                                Due June 11, 2004
                                       and
                                    Warrants
                             expiring June 11, 2004


The specimen signature of Mr. John J. McDonald, the President to be used for the printing of the above-captioned Notes and coupons and Warrants is as follows:



                                              ----------------------------------



                                              ----------------------------------



                                              ----------------------------------





June 11, 1999

                                                                             82.

                                                                         ANNEX N
                                                                         -------

                    CERTIFICATE OF COMPLETION OF DISTRIBUTION


The undersigned, being the duly authorized officer of Banca del Gottardo, a corporation duly organized with limited liability and existing under the laws of Switzerland ("Gottardo"), does hereby certify for and on behalf of Gottardo that the offering of those certain 7% Convertible Notes due 2004 of Intellicall, Inc., a Delaware corporation ("Intellicall"), and those certain Warrants to Purchase Common Stock of Intellicall, each as described in that certain Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement, effective June 8, 1999 (the "Note and Warrant Purchase Agreement"), between the Gottardo and Intellicall, has closed and the one year distribution compliance period described in the Note and Warrant Purchase Agreement has commenced.

IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.


                                            BANCA DEL GOTTARDO


                                            By:  _______________________________

                                            Its: _______________________________